UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AVADEL PHARMACEUTICALS PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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EXPLANATORY NOTE

This Amendment No. 1 (this “Amended Proxy Statement”) amends and restates in its entirety the Definitive Proxy Statement on Schedule 14A of Avadel Pharmaceutical plc (the “Company”) that was originally filed with the Securities and Exchange Commission on April 30, 2019 (the “Original Proxy Statement”). This Amended Proxy Statement is being filed to disclose that The Honorable Craig R. Stapleton has resigned as a director of the Company, effective May 9, 2019, and to update disclosures in various paragraphs of the Original Proxy Statement that may have been affected by such resignation. Also included with this Amended Proxy Statement is a proxy card (for use by holders of the Company’s ordinary shares) or a voting instruction card (for use by holders of the Company’s ADSs) as well as a Notice of Internet Availability of Proxy Materials.

You should read this Amended Proxy Statement in its entirety and in place of the Original Proxy Statement. The Company will print and distribute this Amended Proxy Statement for consideration in lieu of the Original Proxy Statement.

Avadel Pharmaceuticals plc

Block 10-1, Blanchardstown Corporate Park

Ballycoolin

Dublin 15, Ireland

NOTICE OF 2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held on August 6, 2019 at 10:00 AM (Irish Standard Time)

To Our Shareholders:

You are cordially invited to attend the annual general meeting of shareholders (the “Meeting”) of Avadel Pharmaceuticals plc (the “Company”) to be held Tuesday, August 6, 2019 at 10:00 AM (Irish Standard Time) at the offices of Arthur Cox, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, for the following purposes:

1.	By separate resolutions, to elect the following five current Directors: Dr. Eric J. Ende, Geoffrey M. Glass, Kevin Kotler, Linda S. Palczuk and Peter Thornton to the Board; each to serve a one-year term expiring at the conclusion of the next annual general meeting of shareholders;

2.	To ratify, in a non-binding vote, the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor and accounting firm for the fiscal year ending December 31, 2019 and to authorize, in a binding vote, the Audit Committee of the Board to set the independent registered public auditor and accounting firm remuneration;

3.	To transact such other business as may properly be brought before the Meeting and any adjournments or postponements of the Meeting.

Proposals 1 and 2 are ordinary resolutions, requiring a majority of the votes cast at the Meeting.

During the Meeting, following a review of the Company’s affairs, the Company’s management will also present for consideration the Company’s Irish Statutory Financial Statements for the period beginning January 1, 2018 through December 31, 2018, along with the related directors’ and independent auditor’s reports.

This notice of the Meeting and accompanying proxy materials will first be made available to you on or about June 17, 2019 as a holder of record of the Company’s ordinary shares as of 5:00 p.m. (Irish Standard Time) on May 30, 2019. The Bank of New York Mellon, as the depositary (the “Depositary”), or a broker, bank or other nominee, will make these proxy materials available to holders of American Depositary Shares, each of which represents one ordinary share, nominal value US$0.01 per share, of the Company (“ADSs”).

If you hold ADSs, you may instruct the Depositary, either directly or through your broker, bank or other nominee, how to vote the ordinary shares represented by your ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Meeting as the close of business (New York time) on May 30, 2019. If you wish to have your votes cast at the meeting, you must follow the instructions in the attached voting instruction card from the Depositary, if you are a registered holder of ADSs, or in accordance with any instructions from your broker, bank or other nominee. Please note that only holders of ordinary shares, rather than ADSs, are entitled to attend, speak, and vote directly at the Meeting.

If you hold ordinary shares as a shareholder of record (rather than a holder of ADSs) at 5:00 p.m. (Irish Standard Time) on May 30, 2019, the record date established by the Board of Directors, you will be eligible to vote at the Meeting. You may vote (i) in person at the Meeting, (ii) by granting your voting proxy to the Company’s proxy designees (i.e., Geoffrey M. Glass, our Chairman or Phillandas T. Thompson, our Corporate Secretary) and by submitting such proxy by means of (A) the Internet, in the manner instructed on the applicable Notice of Internet Availability of Proxy Materials described below, (B) e-mail, in the manner instructed on the proxy card enclosed with paper copies of these proxy materials or (C) regular mail, using the return envelope enclosed with paper copies of these proxy materials; or (iii) by granting your voting proxy to any person other than the Company’s proxy designees. If you submit a proxy to the Company’s proxy designees and do not provide specific voting instructions, you will be deemed to instruct the Company’s proxy designees to vote your shares in accordance with the recommendations of the Board.

 Enclosed with this Proxy Statement are (i) a proxy card (for use by holders of our ordinary shares) or a voting instruction card (for use by holders of our ADSs), as applicable, and (ii) a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018. In addition, enclosed is a copy of the Company’s Irish Statutory Financial Statements for the period beginning January 1, 2018 through December 31, 2018, along with the related directors’ and independent auditor’s reports. Additional copies of these materials may be obtained without charge by writing to the Corporate Secretary of Avadel Pharmaceuticals plc at Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland or downloaded from our website at www.Avadel.com.

We intend to use the Internet as the primary means of providing our proxy materials to shareholders and holders of our ADSs in connection with the Meeting. As a result, certain shareholders and holders of our ADSs may not receive paper copies of our proxy materials. We intend to send shareholders and holders of our ADSs a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials and for voting via the Internet. The Notice of Internet Availability of Proxy Materials will also provide the date, time and location of the Meeting; the matters to be acted upon at the meeting and the Board of Directors’ recommendation with regard to each matter; a toll-free number, an e-mail address and a website where shareholders can request a paper or e-mail copy of our Proxy Statement, form of proxy card (for shareholders) and voting instruction card (for ADS holders), our Annual Report on Form 10-K for fiscal year 2018, and our Irish Statutory Financial Statements for the period beginning January 1, 2018 through December 31, 2018, along with the related directors’ and independent auditor’s reports; information on how to access the proxy card or voting instruction card, as applicable; and information on how to attend the Meeting and vote in person.

Your vote is very important. The Company encourages you to read the Proxy Statement and the accompanying materials and to vote your shares or ADSs, as applicable, as promptly as possible.

Please note that, if you are the holder of ordinary shares, rather than ADSs, in the absence of specific instructions as to how to vote, brokers may not vote your shares on the election of directors. You may revoke your proxy at any time before the vote is taken by delivering to the Company’s Corporate Secretary a written revocation, submitting a proxy with a later date or by voting your shares in person at the Meeting, in which case your prior proxy will be disregarded. Please note that voting in advance in any of the ways described will not prevent a holder of ordinary shares from attending the Meeting. I hope that you will attend the Meeting, but even if you cannot, please vote your shares as promptly as possible.

By Order of the Board,

/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel & Corporate Secretary

Dublin, Ireland

May 16, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 6, 2019

We are mailing to holders of our ADSs and to holders of our ordinary shares a Notice of Internet Availability of Proxy Materials (which we refer to as a “Notice”), rather than mailing a full paper set of the materials. The Notice contains instructions on how to access our proxy materials on the Internet, as well as instructions on obtaining a paper copy of the proxy materials. This process is more environmentally friendly and reduces our costs to print and distribute these materials. All holders of ADSs and holders of ordinary shares who do not receive such a Notice, including shareholders who have previously requested to receive a paper copy of the materials, will receive a full set of paper proxy materials by U.S. mail or other form of delivery if outside the United States.

Voting by the Internet is fast and convenient, and your vote is immediately confirmed and tabulated. If you receive a paper copy of the proxy materials, you may also vote by completing, signing, dating and returning the accompanying proxy card, or the enclosed voting instruction card (in the case of ADSs, as applicable) in the enclosed return envelope furnished for that purpose. By using the Internet, you help us reduce postage and proxy tabulation costs. Please do not return the enclosed paper ballot if you are voting over the Internet.

As provided in the Notice, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 will be available online at www.Avadel.com and on the website address designated on the Notice. The Company’s Irish Statutory Financial Statements for the period beginning January 1, 2018 through December 31, 2018, along with the related directors’ and independent auditor’s reports, will be available online at www.Avadel.com and on the website address designated on the Notice prior to the date of the Meeting.

To obtain directions to the offices of Arthur Cox so that you can attend the Meeting in person, please visit the “Investors” section of our website at www.Avadel.com or contact Investor Relations in writing at Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland.

IT IS IMPORTANT THAT YOU VOTE PROMPTLY, OR IF YOU VOTE BY MEANS OF A PROXY OR VOTING INSTRUCTION CARD, THAT SUCH PROXY OR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY AND IN ANY EVENT AT LEAST 48 HOURS BEFORE THE TIME APPOINTED FOR THE MEETING (EXCLUDING ANY PART OF SUCH 48 HOUR PERIOD FALLING ON NON-BUSINESS DAYS), IN THE CASE OF PROXY CARDS BY RECORD HOLDERS OF ORDINARY SHARES, AND AT LEAST FIVE (5) BUSINESS DAYS IN THE CASE OF VOTING INSTRUCTIONS BY HOLDERS OF ADSs.

IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY CARD (IF YOU HOLD ORDINARY SHARES DIRECTLY) OR FOLLOWING THE INSTRUCTIONS IN THE ENCLOSED VOTING INSTRUCTION CARD TO VOTE BY MAIL (IF YOU HOLD ADSs), OR VOTE VIA THE INTERNET, AS APPLICABLE. YOUR PROXY CARD (AS APPLICABLE) MUST BE RECEIVED AT THE ADDRESS STATED ON THE CARD OR E-MAILED TO THE ADDRESS STATED ON THE CARD BY NO LATER THAN 10:00 AM (IRISH STANDARD TIME) ON AUGUST 2, 2019. YOUR VOTING INSTRUCTIONS TO THE DEPOSITARY (AS APPLICABLE) MUST BE RECEIVED BY 12:00 NOON (NEW YORK TIME) ON JULY 30, 2019.

IF YOU WISH, YOU MAY REVOKE YOUR PROXY CARD AT ANY TIME PRIOR TO THE TIME IT IS VOTED. A REGISTERED HOLDER OF ADSs MAY REVOKE OR CHANGE A VOTING INSTRUCTION BY NOTIFYING THE DEPOSITARY IN WRITING OR SENDING A SUPERSEDING VOTING INSTRUCTION CARD TO BE RECEIVED BY 12:00 NOON (NEW YORK TIME) ON JULY 30, 2019; AN INDIRECT HOLDER OF ADSs MAY REVOKE OR CHANGE A VOTING INSTRUCTION BY CONTACTING ITS BROKER FOR INSTRUCTIONS.

TABLE OF CONTENTS

Page Number
PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING	5
CORPORATE GOVERNANCE	9
PROPOSAL 1. ELECTION OF DIRECTORS	16
DIRECTORS AND EXECUTIVE OFFICERS	17
DIRECTOR COMPENSATION	20
PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC AUDITOR AND ACCOUNTING FIRM AND AUTHORIZATION OF THE AUDIT COMMITTEE OF THE BOARD TO SET THE AUDITOR AND ACCOUNTING FIRM REMUNERATION	22
AUDIT FEES	23
AUDIT COMMITTEE REPORT	24
OWNERSHIP OF THE COMPANY’S ORDINARY SHARES	26
EXECUTIVE COMPENSATION – COMPENSATION DISCUSSION AND ANALYSIS	28
EQUITY COMPENSATION PLAN INFORMATION	40
PAY RATIO DISCLOSURE	51
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	52
CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS	53
OTHER MATTERS	54

Avadel Pharmaceuticals plc

Block 10-1, Blanchardstown Corporate Park

Ballycoolin

Dublin 15, Ireland

PROXY STATEMENT

2019 Annual General Meeting of Shareholders

General

This Proxy Statement and the accompanying materials are being furnished to you by the Board of Directors (the “Board”) of Avadel Pharmaceuticals plc (“Avadel,” the “Company,” “we,” “us,” “our” or similar terms) to solicit your proxy to vote your shares, or, as applicable, ADSs (as defined below) at our 2019 annual general meeting of shareholders (the “Meeting”), or at any adjournments or postponements thereof. The materials accompanying this Proxy Statement are (i) a proxy card (for use by holders of our ordinary shares) or a voting instruction card (for use by holders of American Depositary Shares, each of which represents one ordinary share, nominal value US$0.01 per share, of the Company (“ADSs”), as applicable, and (ii) a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “Annual Report”). In addition, we intend to enclose together with this Proxy Statement, or under separate cover, a copy of the Company’s Irish Statutory Financial Statements for the period beginning January 1, 2018 through December 31, 2018, along with the related directors’ and independent auditor’s reports.

The Board has designated the offices of Arthur Cox, located at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, as the place of the Meeting. The Meeting will be called to order at 10:00 AM (Irish Standard Time), Tuesday, August 6, 2019. To obtain directions to attend the Meeting in person, please visit the “Investors” section of our website at www.Avadel.com or contact Investor Relations in writing at Avadel Pharmaceuticals plc, Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland.

Voting and Board Recommendations

Shares. As of April 25, 2019, there were 37,355,511 ordinary shares issued and outstanding, of which 37,125,130 were represented by ADSs. All registered holders of ordinary shares at 5:00 p.m. (Irish Standard Time) on May 30, 2019, the record date set by the Board, may vote at the Meeting. Each ordinary share owned as of the record date is entitled to one vote on each matter properly presented at the Meeting. A holder of ADSs registered in such holder’s name on the books of The Bank of New York, which acts as the depositary under our ADS program (the “Depositary”) (a “registered holder of ADSs”), may instruct the Depositary to vote the ordinary shares represented by such ADSs, provided that the Depositary receives the holder’s voting instructions by 12:00 Noon, New York time, on July 30, 2019, which is the date established by the Depositary for such purpose. A holder of ADSs held through a broker or other securities intermediary (a “beneficial holder of ADSs”) should follow the instructions that its broker or other securities intermediary provides to vote the ordinary shares underlying its ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. The Company has been informed by the Depositary that it has set the ADS record date for the Meeting as the close of business (New York time) on May 30, 2019.

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Attendance. Registered shareholders may attend the Meeting in person or by appointing a proxy. Holders of ADSs may not attend the Meeting in person or by proxy, unless they surrender their ADSs and become registered on the registry maintained on behalf of the Company before the record date set by the Board. The process for surrendering your ADSs is coordinated through your broker, or, if you do not hold your ADSs through a broker, directly with the Depositary. The Company cannot accurately predict the number of days it will take to complete the process of becoming a registered shareholder.

Voting. Registered holders may vote (i) in person at the Meeting, (ii) by granting your voting proxy to the Company’s proxy designees (i.e., Geoffrey M. Glass, our Chairman or Phillandas T. Thompson, our Corporate Secretary) and by submitting such proxy by means of  (A) the Internet, in the manner instructed on the applicable Notice of Internet Availability of Proxy Materials described below, (B) e-mail, in the manner instructed on the proxy card enclosed with paper copies of these proxy materials or (C) regular mail, using the return envelope enclosed with paper copies of these proxy materials; or (iii) by granting your voting proxy to any person other than the Company’s proxy designees. If you submit a proxy to the Company’s proxy designees and do not provide specific voting instructions, you will be deemed to instruct the Company’s proxy designees to vote your shares in accordance with the recommendations of the Board. The Company intends to first mail or make available printed versions of this Proxy Statement and the accompanying materials to its shareholders and holders of its ADSs on or about June 17, 2019. In accordance with the Company’s Constitution and Irish law, registered holders of ordinary shares who vote by submitting their proxy card by mail, online or e-mail, or by granting their voting proxy directly to the Company’s proxy designees or to any other person, must ensure their proxy card is received at the address stated on the card or e-mailed to the address stated on the card no later than 48 hours prior to the appointed time of the Meeting (excluding any part of such 48 hour period falling on non-business days), such deadline being 10:00 AM (Irish Standard Time) on August 2, 2019.

Holders of ADSs may only vote by instructing the Depositary how to vote the ordinary shares represented by their ADSs. Voting instructions may be given to the Depositary by following the instructions on the voting instructions form provided for ADS holders enclosed with paper copies of these proxy materials or on the applicable Notice of Internet Availability of Proxy Materials described below. The Depositary will endeavor to vote the underlying ordinary shares as so instructed (in the case of ADSs held through a broker or other securities intermediary, you must rely on the procedures of such intermediary to ensure that your voting instructions are properly communicated to the Depositary for this purpose). To vote in person at the Meeting or by e-mail, an ADS holder must surrender his or her ADSs and become registered on the registry maintained by or on behalf of the Company by 5:00 p.m. (Irish Standard Time) on May 30, 2019, the record date set by the Board. The Depositary has established 12:00 Noon (New York time) on July 30, 2019 as the date by which voting instructions as to ADSs must be received by the Depositary in order for the Depositary to endeavor to give effect to such instructions at the Meeting.

For those registered shareholders and holders of ADSs who received a Notice of Internet Availability of Proxy Materials in the mail, please follow the instructions set forth in the notice in order to access your proxy card (for registered shareholders) or voting instruction card (for holders of ADSs). The Notice of Internet Availability of Proxy Materials also provides the date, time and location of the Meeting; the matters to be acted upon at the meeting and the Board of Directors’ recommendation with regard to each matter; a toll-free number, an e-mail address and a website where shareholders can request a paper or e-mail copy of our Proxy Statement, form of proxy card or voting instruction card, our Annual Report on Form 10-K for fiscal year 2018, and our Irish Statutory Financial Statements for the period beginning January 1, 2018 through December 31, 2018, along with the related directors’ and independent auditor’s reports; information on how to access the proxy card or voting instruction card; information on how to vote by Internet, mail or e-mail; and information on how to attend the meeting and vote in person. Brokers and other nominees who hold ADSs on behalf of beneficial owners may send their own similar notice. All registered shareholders and holders of ADSs as of the applicable record date will have the ability to access our proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found in the Notice of Internet Availability of Proxy Materials and on the website referred to in such Notice, including an option to request paper copies of future proxy materials. We intend to mail this Proxy Statement, together with the accompanying form of proxy card, voting instruction card and Notice of Annual General Meeting of Shareholders, to those shareholders and ADS holders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials within three business days of request.

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Under the Company’s Constitution, shareholders who are registered on the register maintained on behalf of the Company at 5:00 p.m. (Irish Standard Time) on May 30, 2019, the record date set by the Board, will be entitled to attend and vote at the Meeting. For holders of ADSs, the Depositary has established the close of business (New York time) on May 30, 2019 as the record date for determining the holders of ADSs who will be entitled to give voting instructions.

If you are a registered holder of ordinary shares and do not vote at the Meeting in person or by submitting your proxy card by mail, online or e-mail, or by granting your voting proxy directly to the Company’s proxy designees or to any other person, your ordinary shares will not be counted in respect of any matter on which votes are cast at the Meeting and will have no effect on the outcome of any such matter. If you are a registered holder of ordinary shares and you grant your proxy directly to the Company’s proxy designees but do not do not provide specific voting instructions, such ordinary shares will be voted in accordance with the recommendations of the Board. If you are a registered holder and appoint a proxy to vote your shares, whether you submit your proxy by mail, online or e-mail, and you abstain from voting as to any matter, your ordinary shares will be treated as abstentions and will have no effect on the outcome of any such matter. For such purposes, your ordinary shares will be treated as abstentions with respect to any matter if  (A) you appoint the Company’s proxy designees as your proxy and you expressly abstain with respect to such matter or (B) you appoint a person other than the Company’s proxy designees to act as your proxy, you fail to give such person instructions as to such matter and such person uses his or her discretion as your proxy to abstain from voting as to such matter.

If you are a registered holder of ADSs and do not provide the Depositary with voting instructions as to how you would like the ordinary shares represented by your ADS to be voted, pursuant to the terms of the deposit agreement, the Depositary may deem such ADS holder to have instructed the Depositary to give, and in such case the Depositary shall give, a discretionary proxy to a person designated by the Company to vote such ordinary shares; thus, such ordinary shares will be voted in accordance with the recommendations of the Board.

If you are a beneficial holder of ADSs and do not provide voting instructions to your broker or other securities intermediary as to how you would like the ordinary shares represented by your ADSs to be voted, the broker or other securities intermediary will not have discretionary authority to provide voting instructions to the Depositary on any matter. As a result, pursuant to the terms of the deposit agreement, the Depositary may deem such ADS holder to have instructed the Depositary to give, and in such case the Depositary shall give, a discretionary proxy to a person designated by the Company to vote such ordinary shares; thus, such ordinary shares will be voted in accordance with the recommendations of the Board.

If you hold ADSs, whether as a registered holder or beneficially through a broker or other securities intermediary, and you provide instructions with respect to some but not all matters, the ordinary shares represented by your ADSs will not be voted with respect to the matters as to which you did not provide voting instructions, unless you are deemed to have given instructions under the deposit agreement terms described above.

However, if you do not give the Depositary any voting instructions, the Depositary will not cast any vote with respect to any matter as to which the Company informs the Depositary (and we have agreed with the Depositary to provide such information to the Depositary as promptly as practicable in writing) that (x) the Company does not wish such vote cast, (y) substantial opposition exists or (z) such matter materially and adversely affects the rights of holders of our ordinary shares or ADSs. We may give a similar notification with respect to additional resolutions. Thus, any shares underlying ADSs for which a voting instruction card is not timely received may be voted as to all matters on the agenda in the manner recommended by the Board herein, except to the extent we may otherwise notify the Depositary in writing for the reasons described above.

Unless otherwise stated or the context otherwise requires, references herein to shares include the shares represented by ADSs and references to our shareholders include the holders of ADSs.

With respect to any other matters that may properly come before the Meeting, including consideration of a motion to adjourn the Meeting to another time or place (including for the purpose of soliciting additional proxies), if proxies are returned, such proxies will be voted in a manner deemed by the proxy representatives named therein in their discretion to be in our best interests and the best interests of our shareholders. ADS voting instructions would extend only to the specific questions on the agenda, so shares represented by ADSs would not be voted as to any other matter that might properly come before the Meeting.

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Quorum and Vote Required under Irish Law

In accordance with the Company’s Constitution, the presence, in person or by proxy, of five or more persons holding or representing by proxy at least a majority of the voting power of the Company constitutes a quorum for the conduct of business. No business may take place at a general meeting if a quorum is not present in person or by proxy. Our Board has no authority to waive quorum requirements stipulated in the Avadel Constitution. Abstentions and broker non-votes will be counted as present for the purposes of establishing a quorum in respect of the proposals at the Meeting.

Your shares are counted as present at the Meeting if you attend the Meeting in person or if you properly return a proxy by mail, online or e-mail, or (in the case of ADS holders) you properly cause voting instructions to be delivered to the Depositary or you are deemed to have given instructions under the deposit agreement terms described above. Abstentions and broker non-votes will be counted for the purposes of establishing a quorum in respect of the proposals at the Meeting.

Proposals 1 and 2 are ordinary resolutions, requiring a majority of the votes cast at the meeting. Abstentions and broker non-votes will neither count for nor against such proposals.

Shareholder Communications to Directors

Shareholders may communicate directly with the Company’s Directors by writing to Geoffrey M. Glass, who is Chairman of our Board, at the Company’s principal executive offices. Mr. Glass will monitor these communications and provide appropriate summaries of all received messages to the Board at its regularly scheduled meetings. Where the nature of a communication warrants, Mr. Glass may decide to obtain the immediate attention of the appropriate committee of the Board, a non-management Director or the Company’s management or independent advisors. After reviewing shareholder messages, Mr. Glass and/or the Board will determine whether any response is necessary.

Expenses of Solicitation

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms and other securities intermediaries representing beneficial owners of ADSs for their reasonable expenses in forwarding proxy materials to, and in soliciting voting instructions from such beneficial owners. The Company’s Directors, officers and employees may also solicit votes in person or by telephone, letter, facsimile, electronic mail, or other means of communications. These Directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

Additional Information

Avadel files annual, quarterly and current reports, Proxy Statements and other information with the Securities and Exchange Commission (the “SEC”) (File No. 000-28508). You may read and copy any reports, statements or other information we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Avadel’s SEC filings also are available to the public at the SEC’s web site at http://www.sec.gov. We incorporate by reference the following documents listed below that the Company previously filed with the SEC: (i) our annual report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 15, 2019; and (ii) our current reports on Form 8-K filed with the SEC on January 3, 2019, February 7, 2019, February 12, 2019, February 14, 2019 and any subsequent current report on Form 8-K deemed to be filed with the SEC.

You may request a copy of any of these filings, at no cost, by request directed to Avadel’s Corporate Secretary at Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland, Attention: Investor Relations.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

The following questions and answers are intended to address briefly some commonly asked questions regarding the Meeting (as defined below). These questions and answers only highlight some of the information contained in this Proxy Statement. They may not contain all of the information that is important to you. You should read carefully this entire Proxy Statement.

Why am I receiving these materials?

Avadel is providing these materials to registered holders of our ordinary shares and holders of ADSs, in order to solicit your proxy to vote your ordinary shares at the Meeting to be held at 10:00 AM (Irish Standard Time), Tuesday, August 6, 2019 and at any postponement(s) or adjournment(s) thereof. The Meeting will be held at the offices of Arthur Cox, located Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland. We intend to mail printed versions of these materials to registered shareholders and holders of ADSs on or about June 17, 2019.

What is included in these materials?

These materials include this Proxy Statement, a proxy card (for the registered holders of ordinary shares, as explained hereafter), a voting instruction form (for the holders of ADSs, as explained hereafter), and our Annual Report on Form 10-K filed by the Company with the SEC on March 15, 2019. In addition, we will provide our shareholders and holders of our ADSs with a copy (together at the time the other proxy materials are furnished or shortly thereafter under separate cover) of the Company’s Irish Statutory Financial Statements for the period beginning January 1, 2018 through December 31, 2018, along with the related directors’ and independent auditor’s reports.

Why did I receive a “Notice of Internet Availability of Proxy Materials” but no other proxy materials?

Avadel is distributing its proxy materials via the Internet under the “Notice and Access” method allowed by the rules of the U.S. Securities and Exchange Commission (the “SEC”). This method expedites your receipt of proxy materials, conserves natural resources and reduces Avadel’s distribution costs. On or about June 17, 2019 Avadel intends to mail, to holders of its ADSs and direct holders of its ordinary shares, a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access and review the proxy materials and how to vote online. If you prefer to receive printed copies of the proxy materials in the mail, please follow the instructions in the Notice of Internet Availability to request those materials.

What items will be voted on at the Meeting?

The Company is aware of two items on which shareholders will be asked to vote at the Meeting. Please see the Notice of 2019 Annual General Meeting immediately below for a listing of all such items to be voted on at the Meeting.

Could other matters be decided at the Meeting?

At this time, we are unaware of any matters, other than as set forth above and the possible submission of additional shareholder resolutions, as described under “Other Matters” elsewhere in this Proxy Statement that may properly come before the Meeting.

To address the possibility of another matter being proposed and properly presented at the Meeting, ordinary shares of registered holders who grant their proxy to the Company’s proxy designees will be voted “AGAINST” such matters, and ordinary shares of registered holders who grant their proxy to any other person will be voted in the discretion of such person as to such matters.

If a holder of ordinary shares chooses to grant a proxy to the chairman of the Meeting, with respect to either all matters or only any additional matters not disclosed in this Proxy Statement, the chairman of the Meeting shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the board of directors and a vote against adopting any other such undisclosed resolutions.

Ordinary shares represented by ADSs will not be voted on any matter not disclosed in the Proxy Statement.

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Who may vote at the Meeting?

As of April 25, 2019, there were 37,355,511 ordinary shares issued and outstanding, of which 37,125,130 were represented by ADSs. Registered holders of ordinary shares at 5:00 p.m. (Irish Standard Time) on May 30, 2019, the record date set by the Board, may vote at the Meeting. A holder of ADSs registered in such holder’s name on the books of The Bank of New York Mellon, which acts as the depositary under our ADS program (the “Depositary”) (a “registered holder of ADSs”) may instruct the Depositary to vote the ordinary shares represented by such ADSs, provided that the Depositary receives the holder’s voting instructions by 12:00 Noon, New York Time, on July 30, 2019, which is the date established by the Depositary for such purpose. A holder of ADSs held through a brokerage, bank or other account (a “beneficial holder of ADSs”) should follow the instructions that its broker, bank or other nominee provides to vote the ordinary shares underlying its ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. The Company has been informed by the Depositary that it has set the ADS record date for the Meeting as the close of business (New York time) on May 30, 2019.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote “FOR” each of the proposals.

If I hold ADSs instead of ordinary shares, are my rights to attend and vote at the Meeting different?

Yes. Attendance and voting rights are different depending on whether you hold ordinary shares or ADSs, as follows:

Attendance: Registered shareholders may attend the Meeting in person or by appointing a proxy. You may not attend the Meeting in person or by proxy if you hold only ADSs. However, you may attend and vote at the Meeting if you surrender your ADSs and become registered on the register maintained on behalf of the Company by 5:00 p.m. (Irish Standard Time) on May 30, 2019. The process for surrendering your ADSs is coordinated through your broker, or, if you do not hold your ADSs through a broker, directly with the Depositary. The Company cannot accurately predict the number of days it will take to complete the process of becoming a registered shareholder.

Voting: Registered holders may vote (i) in person at the Meeting, (ii) by granting your voting proxy to the Company’s proxy designees (i.e., Geoffrey M. Glass, our Chairman or Phillandas T. Thompson, our Corporate Secretary ) and by submitting such proxy by means of  (A) the Internet, in the manner instructed on the applicable Notice of Internet Availability of Proxy Materials described below, (B) e-mail, in the manner instructed on the proxy card enclosed with paper copies of these proxy materials or (C) regular mail, using the return envelope enclosed with paper copies of these proxy materials; or (iii) by granting your voting proxy to any person other than the Company’s proxy designees. If you submit a proxy to the Company’s proxy designees and do not provide specific voting instructions, you will be deemed to instruct the Company’s proxy designees to vote your shares in accordance with the recommendations of the Board. In accordance with the Company’s Constitution and Irish law, registered holders of ordinary shares who vote by submitting their proxy card by mail, online or e-mail, or by granting their voting proxy directly to the Company’s proxy designees or to any other person, must ensure their proxy card is received at the address stated on the card or e-mailed to the address stated on the card no later than 48 hours prior to the appointed time of the Meeting (excluding any part of such 48 hour period falling on non-business days), such deadline being 10:00 AM (Irish Standard Time) on August 2, 2019.

Holders of ADSs may only vote by instructing the Depositary how to vote the ordinary shares represented by their ADSs. Voting instructions may be given to the Depositary by following the instructions on the voting instructions form provided for ADS holders to their broker or other securities intermediary, or, if they do not hold their ADSs through such an intermediary, directly to the Depositary; and the Depositary will endeavor to vote the underlying ordinary shares as so instructed (in the case of ADSs held through a broker or other securities intermediary, you must rely on the procedures of such intermediary to ensure that your voting instructions are properly communicated to the Depositary for this purpose). To vote in person at the Meeting or by proxy, an ADS holder must surrender his or her ADSs and become registered on the registry maintained by or on behalf of the Company by 5:00 p.m. (Irish Standard Time) on May 30, 2019, the record date set by the Board. The Depositary has established 12:00 Noon (New York Time) on July 30, 2019 as the date by which voting instructions as to ADSs must be received by the Depositary in order for the Depositary to endeavor to give effect to such instructions at the Meeting.

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For holders of ADSs, the Depositary has established the close of business (New York time) on May 30, 2019 as the record date for determining the holders of ADSs who will be entitled to give voting instructions to the Depositary.

If I am a registered holder of ordinary shares, how will my ordinary shares be voted if I do not vote or if I grant a proxy?

If you are a registered holder of ordinary shares and do not vote at the Meeting in person, via the Internet, by submitting your voting instructions by returning your proxy card by mail addressed to the Company’s headquarters, at Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland, by e-mail to the Company at general.meeting@avadel.com or by granting your voting proxy directly to any person, your ordinary shares will not be counted in respect of any matter on which votes are cast at the Meeting and will have no effect on the outcome of any such matter.

If you are a registered holder of ordinary shares and you grant your proxy to any individual, your shares will be voted as you instruct by the individuals named on the applicable proxy, or, if you fail to provide instructions to such person as to any matter, at the discretion of such person with respect to such matter.

If you are a registered holder of ordinary shares and you submit a proxy to the Company’s proxy designees and do not provide specific voting instructions, you will be deemed to instruct the Company’s proxy designees to vote your shares in accordance with the recommendations of the Board.

How will the ordinary shares represented by my ADSs be voted if I do not provide voting instructions to the Depositary or my broker or other securities intermediary?

If you are a registered holder of ADSs and do not provide the Depositary with voting instructions as to how you would like the ordinary shares represented by your ADS to be voted or you do not return your voting instruction form, pursuant to the terms of the deposit agreement, the Depositary may deem you to have instructed the Depositary to give, and in such case the Depositary shall give, a discretionary proxy to a person designated by the Company to vote such ordinary shares; thus, such ordinary shares will be voted in accordance with the recommendations of the Board.

If you are a beneficial holder of ADSs and do not provide voting instructions to your broker or other securities intermediary as to how you would like the ordinary shares represented by your ADSs to be voted or do not return your voting instruction form, the intermediary will not have discretionary authority to provide voting instructions to the Depositary on any matter. As a result, pursuant to the terms of the deposit agreement, the Depositary may deem you to have instructed the Depositary to give, and in such case the Depositary shall give, a discretionary proxy to a person designated by the Company to vote such ordinary shares; thus, such ordinary shares will be voted in accordance with the recommendations of the Board.

However, if you do not give the Depositary any voting instructions, the proxy appointed by the Depositary will not cast any vote with respect to any matter as to which the Company informs the Depositary (and we have agreed with the Depositary to provide such information to the Depositary as promptly as practicable in writing) that (x) the Company does not wish such vote cast, (y) substantial opposition exists or (z) such matter materially and adversely affects the rights of holders of our ordinary shares or ADSs. Thus, any shares underlying ADSs for which a voting instruction card is not timely received may be voted as to all matters on the agenda in the manner recommended by the Board herein, except to the extent we may otherwise inform the Depositary in writing for the reasons described above.

If you hold ADSs, whether as a registered holder or beneficially through a broker or other securities intermediary, and you provide instructions with respect to some but not all matters, the ordinary shares represented by your ADSs will not be voted with respect to the matters as to which you did not provide voting instructions, unless you are deemed to have given an instruction under the deposit agreement provisions described above.

With respect to any other matters that may properly come before the Meeting, including consideration of a motion to adjourn the Meeting to another time or place (including for the purpose of soliciting additional proxies), if proxies are returned, such proxies will be voted in a manner deemed by the proxy representatives named therein in their discretion to be in our best interests and the best interests of our shareholders. ADS voting instructions would extend only to the specific questions on the agenda, so shares represented by ADSs would not be voted as to any other matter that might come before the Meeting.

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May shareholders ask questions?

Yes. Representatives of the Company will answer shareholders’ questions of general interest following the Meeting. In order to give a greater number of shareholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

Can I change my mind after I vote?

Receipt by the Company of your proxy card by mail or e-mail or appointing a proxy in advance of the Meeting will not preclude you from attending and voting at the Meeting. If you are a registered holder of ordinary shares and submit your proxy card to vote by mail, by e-mail, or by appointing a proxy in advance of the meeting, you may change or revoke your proxy before it is exercised by attending and voting at the Meeting. If you hold ADSs directly or through a broker, bank or other nominee, you must follow the voting instructions provided by the Depositary or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by the Depositary or the broker, bank or other nominee, as applicable, will be used to instruct the Depositary how to vote the ordinary shares represented by your ADSs.

Who will count the votes?

Representatives of the Depositary will tabulate the voting instruction cards of ADS holders, and the Company will count the votes received from ordinary shareholders voting by way of proxy cards and/or by attending and voting at the Meeting.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	As necessary to meet applicable legal requirements;

•	To allow for the tabulation and certificate of votes; and

•	To facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

What does it mean if I receive more than one proxy card?

It means that you hold ADSs in multiple accounts with brokers or other securities intermediaries. Please vote all of these ADSs. We recommend that you contact your broker or other securities intermediary and/or the Depositary to consolidate as many accounts as possible under the same name and address. The Depositary may be reached at 1-888-BNY-ADRS (1-888-269-2377).

How many votes must be present to hold the Meeting?

Five or more persons holding or representing by proxy at least a majority of the voting power of the Company must be present for the meeting to be valid and to act on ordinary resolutions. If a quorum is not present when we convene the Meeting, the Board will give a second notice of the Meeting, which shall take place within two months after the first meeting.

What will happen if a quorum is not present at the Meeting?

If the required quorum is not present when we convene the Meeting on Tuesday, August 6, 2019, we intend to adjourn and reconvene the Meeting on Thursday, August 15, 2019.

Your shares are counted as present at the Meeting if you attend the Meeting in person or if you properly return a proxy by mail or e-mail. Abstentions will be counted for purposes of establishing a quorum at the Meeting, but shares that are not voted will not be counted for such purposes.

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How will a broker “non-vote” affect the vote?

A broker non-vote happens when a bank, broker or other securities intermediary who holds an ADS does not receive voting instructions from the beneficial owners of such ADS and does not have discretionary voting power with respect to a resolution to be voted upon at the Meeting. In such a case, the bank, broker or other securities intermediary is not permitted to instruct the Depositary how to vote with respect to such resolution, and the Depositary may vote the ordinary shares underlying such ADS in the manner recommended by the Board. As a result, ADSs that are the subject of a broker non-vote are included for quorum purposes, and a broker non-vote with respect to a resolution may be counted as a vote cast on such resolution.

When will the Company announce the voting results?

The Company will announce voting results of the Meeting on a Current Report on Form 8-K filed within four business days of the Meeting.

What if other matters are presented for consideration at the Meeting?

As of the date of this Proxy Statement, we know of no matters that will be presented for consideration at the Meeting other than those matters discussed in this Proxy Statement. If any other matters properly come before the Meeting and call for a vote of shareholders, validly executed proxies in the enclosed form returned to Avadel will be voted in accordance with the recommendation of the Board, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

Whom should I contact if I have additional questions concerning the Proxy Statement, proxy card or voting instruction card?

If you have any questions concerning the information contained in this Proxy Statement or require assistance completing the proxy card or voting card, you may contact Phillandas T. Thompson at 1-636-449-1840.

CORPORATE GOVERNANCE

General

Our business and affairs are managed under the direction of the Board in accordance with Irish law and the provision of our Constitution (which comprises our memorandum and articles of association). Members of the Board are kept informed of our business through discussions with the Chairman and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The corporate governance practices we follow are summarized below.

Board Leadership Structure

Traditionally, our Board has had a general policy that the positions of the Chairman and Chief Executive Officer should be held by separate persons. However, this general policy serves as part of a flexible framework within which the Board may conduct its business, and is not a binding legal obligation. Our Board believes that it should have the flexibility to make its determination as to whether these positions should be held by separate persons or one person at any given point in time in the way that it believes best to provide appropriate leadership for us at that time. Presently, our Chairman position is a non-executive position held by an independent director. The current Chairman is Geoffrey M. Glass, who succeeded The Honorable Craig R. Stapleton in December 2018. Our Chairman’s primary responsibilities are to preside at meetings of the Board and of the non-management and independent Board members, serve as the principal liaison between our Chief Executive Officer and management, on the one hand, and the Board, on the other hand, and provide not only our other directors, but also our shareholders, with an independent leadership contact. The Board recognizes that there could be circumstances in the future that would lead it to combine the positions of Chairman of the Board and Chief Executive Officer.

Role in Risk Oversight

Our Board’s role in risk management is primarily one of oversight with the day-to-day responsibility for risk management implemented by our management team. At regularly scheduled meetings, the Board receives management updates on our business operations, financial results and strategy and discusses risks related to the business. In carrying out its risk oversight function, our Board has three standing committees: Audit, Compensation and Nominating and Corporate Governance, each of which is responsible for risk oversight within that committee’s area of responsibility.

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As part of its responsibilities, the Audit Committee oversees our financial policies, including financial risk management. The Audit Committee assists our Board in its oversight of risk management by discussing with management, particularly the Chief Financial Officer, our guidelines and policies regarding financial and enterprise risk management and risk appetite, including major risk exposures and the steps management has taken to monitor and control risk exposures. The Audit Committee also annually receives and considers a report from Deloitte & Touche LLP regarding the Company’s internal controls over financial reporting.

Each of the other committees of our Board considers risks within its areas of responsibility. The Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive compensation programs and reviewing our incentive compensation programs for other employees and has reviewed with management whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on the Company. Our Compensation Committee has concluded that none of the Company’s compensation programs are reasonably likely to cause management to take inappropriate or excessive risks. The Nominating and Corporate Governance Committee considers risks relating to board membership and corporate governance.

Diversity

We have no formal policy regarding Board diversity. Our priority in selection of Board members is identification of members who will further the interests of our shareholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business and understanding of the competitive landscape of the industries in which we operate. We will consider, in identifying first-time candidates, nominees for director, or evaluating individuals recommended by shareholders, the current composition of the Board in light of the diverse communities and geographies we serve and the interplay of the candidate’s or nominee’s diverse individual experience, education, skills, background and other qualities and attributes with those of the other Board members. The Nominating and Corporate Governance Committee and the Board monitor the Board’s effectiveness through the Board’s self-evaluation process. The Nominating and Corporate Governance Committee and the Board believe that the current composition of the Board reflects a group of highly talented individuals with diverse backgrounds, skills, professional and industry experience, and other personal qualities and attributes best suited to perform oversight responsibilities for the Company and its shareholders.

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Nominees Standing for Election

The Nominating and Corporate Governance Committee has recommended and the Board has nominated the following individuals for director: Dr. Eric J. Ende, Geoffrey M. Glass, Kevin Kotler, Linda S. Palczuk, and Peter Thornton. All of the nominees are current members of our Board. We announced on April 30, 2019 that The Honorable Craig R. Stapleton notified us that he would not stand for re-election as a director at the Meeting. We announced on May 10, 2019 that The Honorable Craig R. Stapleton resigned as a director, effective May 9, 2019. All of the nominees for director have been determined to be independent under the rules of the Nasdaq Global Market. Our Nominating and Corporate Governance Committee has reviewed each nominee’s qualifications and has recommended to our Board that each nominee be submitted to a vote of our shareholders at the Meeting, each to serve until the 2020 Meeting of Shareholders or until his or her successor is duly elected and qualified. Each of our nominees has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unavailable to serve as a director, full discretion is reserved to the persons named as proxies to vote for another nominee proposed by the Nominating and Corporate Governance Committee and the Board, or the Board may reduce the number of directors to be elected at the 2020 Meeting of Shareholders. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. The following table provides summary information about each director nominee. Each director is elected annually by a majority of the votes cast.

Nominee	Director Since	Principal Occupation or Experience	Committees

Dr. Eric J. Ende	2018	President at Ende BioMedical Consulting Group; Director at Matinas BioPharma, Inc.	(2)(3)

Geoffrey M. Glass	2018	President at Clear Sciences, LLC; former Chief Executive Officer and Director at Sancilio Pharmaceuticals	(1)(2)(3)(4)

Kevin Kotler	2018	Founder and Managing Partner at Broadfin Capital, LLC; Director at BioDelivery Sciences International, Inc.	(2+)(3)(4*)

Linda S. Palczuk	2018	Former Chief Operating Officer at Verrica Pharmaceuticals, Inc.	(2++)(3*)(4)

Peter Thornton	2017	Chief Financial Officer at Technopath Clinical Diagnostics	(2*)(3^)(4)

* Chairman of Committee

+ Served on Audit Committee from December 2018 through January 2019.

++ Served on Audit Committee from August 2018 through January 2019.

^ Served on Compensation Committee from August 2018 through January 2019.

(1) Appointed as Non-Executive Chairman of the Board of Directors in December 2018.

(2) Member of the Audit Committee

(3) Member of the Compensation Committee

(4) Member of the Nominating and Corporate Governance Committee

Corporate Governance Guidelines

The Board has adopted corporate governance guidelines that set forth the practices of the Board with respect to the qualification, selection and election of directors, director orientation and continuing education, director responsibilities, Board composition and performance, director access to management and independent advisors, director compensation guidelines, management evaluation and succession, policies regarding the independent directors, meetings of the non-management directors, the policy on communicating with the non-management directors and various other issues. A copy of our corporate governance guidelines is available on our website at www.Avadel.com under the caption “Corporate Governance.” A printed copy is available free of charge to any shareholder who requests it by contacting the Corporate Secretary in writing at Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland.

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Board Standards of Independence

The Board sets our independence standards in our corporate governance guidelines. The director independence standards provide that a majority of the Board must be independent under the independence standards established by the corporate governance guidelines, Nasdaq, and the SEC as in effect from time to time. For a Board member or candidate for election to the Board to qualify as independent, the Board must determine that the person and his or her immediate family members do not have a material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us) or any of our affiliates. Under the categorical standards adopted by the Board, a member of the Board is not independent if:

•	The director is, or has been within the last three years, our employee, or an immediate family member is, or has been within the last three years, an executive officer of the Company;

•	The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from us, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•	(i) The director is a current partner or employee of a firm that is our internal or external auditor; (ii) the director has an immediate family member who is a current partner of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm and personally works on our audit; or (iv) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on our audit within that time;

•	The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee; or

•	The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or two percent, of such other company’s consolidated gross revenues.

The Board will also consider a director’s charitable relationships. Contributions to tax-exempt organizations are not considered payments for purposes of the test in the final bullet point above, provided that we are required to disclose in our annual Proxy Statement any such contributions made by us to any tax-exempt organization in which any independent director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year from us to the organization exceeded the greater of $1 million, or two percent, of such tax-exempt organization’s consolidated gross revenues.

For purposes of the above independence standards, an “immediate family member” includes a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than domestic employees) who shares such person’s home. When applying the look-back provisions set forth above, the Board need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

The Board has affirmatively determined that each member of the Board is independent in accordance with the above standards, and that all nominees standing for election to the Board are independent in accordance with the above standards. Additionally, we made no contributions during fiscal year 2018 to any charitable organization in which an independent director serves as an executive officer in any single fiscal year within the preceding three fiscal years in an amount in excess of the greater of $1 million, or two percent, of the charitable organization’s consolidated gross revenues.

Board Meetings and Attendance at Meeting of Shareholders

During fiscal year 2018, there were fourteen (14) meetings of the Board held either in-person or by teleconference. Each incumbent director (excluding Dr. Eric J. Ende and Mr. Kevin Kotler, who were appointed in December 2018) attended at least seventy-five percent (75%) of the aggregate of: (1) the total number of meetings of the Board held during the period that the individual served; and (2) the total number of meetings held by all committees of the Board on which the director served during the period that such individual served. All directors are strongly encouraged to attend the annual general meeting of shareholders.

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Board Practices

Non-executive directors of the Company receive fees for their services and may be awarded restricted shares and/or stock options (as set forth in the Executive Compensation section below). Non-executive directors are reimbursed, upon request, for expenses incurred in attending Board meetings. Upon termination, no benefits are provided to non-executive directors.

All directors are elected by the shareholders at each annual general meeting of shareholders. A quorum of the Board consists of one-half of the members of the Board, and actions are generally approved by a vote of the majority of the members present or represented by other members of the Board. The Board has the ability to determine its own internal rules for certain procedures. The Chairman of the Board does not have the ability to cast a deciding vote in the event of a tie vote. A director may give a proxy to another director, but a director cannot represent more than one other director at any particular meeting. Members of the Board represented by another member at meetings do not count for purposes of determining the existence of a quorum.

Directors are required to comply with applicable Irish law and the Company’s Constitution. Irish law permits, and the Avadel Constitution includes provisions for, the indemnification of our officers and directors to the extent permissible under the Companies Act 2014. In addition, we continue to contract for liability insurance for the benefit of our officers and directors similar to the insurance we have previously obtained. We believe that the indemnity provisions in the Avadel Constitution and the insurance policies are important to our ability to attract and retain qualified directors and executive officers.

Compensation Committee

Composition, Qualifications and Governance

The Board has a Compensation Committee composed of Linda S. Palczuk (Chairwoman), Dr. Eric J. Ende, Geoffrey M. Glass, and Kevin Kotler. Peter Thornton served on the Compensation Committee from August 2018 through January 2019 and The Honorable Craig R. Stapleton served on the Compensation Committee through May 9, 2019. The Board has determined that all of the members of the Compensation Committee are independent within the meaning of the listing standards of Nasdaq. The Compensation Committee makes recommendations to the Board on the compensation of the executive officers of the Company, including the Chief Executive Officer. The Board makes the final decisions on compensation. The Compensation Committee has a written charter, which was approved by the Board as of March 2, 2016 and is available on our website at www.Avadel.com under “Investors” and “Corporate Governance”. The Compensation Committee reviews the charter annually and works with the Board to amend it as appropriate to reflect the evolving role of the Compensation Committee.

Responsibilities and Duties

The Compensation Committee considers, recommends and oversees the Company’s incentive compensation plans and equity-based plans in which the CEO and other executive officers and other employees of the Company may be the beneficiaries, including, but not limited to, (a) approving option grants and restricted stock or other awards to be proposed to the Board for adoption, (b) interpreting the plans, (c) recommending rules and regulations relating to the plans, (d) recommending modifications to or canceling of existing grants or awards and (e) recommending imposing limitations, restrictions and conditions upon any grant or award as the Committee deems necessary or advisable.

The Compensation Committee, on an annual basis, reviews and approves corporate goals and objectives relevant to CEO and executive officers compensation, evaluates the CEO’s and executive officer’s performance in light of those goals and objectives, and based on this evaluation recommends to the Board, for the CEO and executive officers, (a) the annual base compensation or salary amount, (b) annual bonus arrangements, if any, (c) any long-term incentive compensation, (d) any employment agreements, severance arrangements, and change in control and similar agreements/provisions, and any amendments, supplements or waivers to the foregoing agreements, in each case as, when and if deemed necessary or advisable and (e) any perquisites, special or supplemental benefits.

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Audit Committee

Composition, Qualifications and Governance

The Board has an Audit Committee composed of Peter Thornton (Chairman), Dr. Eric J. Ende, and Geoffrey M. Glass. Linda S. Palczuk served as a member of the Audit Committee from August 2018 through January 2019, Kevin Kotler served as a member of the Audit Committee from December 2018 through January 2019, and The Honorable Craig R. Stapleton served on the Audit Committee through May 9, 2019. The Board has determined that all of the members of the Audit Committee are independent within the meaning of applicable SEC regulations and the listing standards of Nasdaq and that each member is financially literate within the meaning of such listing standards. The Board has also determined that Mr. Thornton, as the chair of the Committee, (i) is independent within the meaning of applicable SEC regulations and the listing standards of Nasdaq, (ii) is qualified as an audit committee financial expert within the meaning of SEC regulations, and (iii) has accounting and related financial management expertise within the meaning of the listing standards of Nasdaq and that he is financially literate within the meaning of such listing standards.

The Audit Committee has a written charter, which was approved by the Board as of March 2, 2016 and is available on our website at available on our website at www.Avadel.com under “Investors” and “Corporate Governance”. The Audit Committee reviews the charter annually and works with the Board to amend it as appropriate to reflect the evolving role of the Audit Committee.

Responsibilities and Duties

The Audit Committee recommends to the Board the selection of the Company’s independent registered public accounting firm and reviews the findings of the auditors and operates in accordance with the Audit Committee Charter. The Audit Committee Charter outlines the roles and responsibilities of the Audit Committee which includes appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company and review of related party transactions pursuant to the Company’s policy. The Audit Committee also assists the Board in oversight of: (1) the integrity of the financial statements of the Company; (2) the adequacy of the Company’s system of internal controls; (3) compliance by the Company with legal and regulatory requirements; (4) the qualifications and independence of the Company’s independent auditors; and (5) the performance of the Company’s independent and internal auditors.

Nominating and Corporate Governance Committee

Composition, Qualifications and Governance

The Board has a Nominating and Corporate Governance Committee, composed of Kevin Kotler (Chairman), Geoffrey M. Glass, Linda S. Palczuk, and Peter Thornton. The Honorable Craig R. Stapleton served on the Nominating and Corporate Governance Committee from August 2018 through January 2019. The Board has determined that all of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of Nasdaq. The Nominating and Corporate Governance Committee has a written charter, which was approved by the Board as of March 2, 2016 and is available on our website at www.Avadel.com, under “Investors” and “Corporate Governance”. The Nominating and Corporate Governance Committee reviews the charter annually and works with the Board to amend it as appropriate to reflect the evolving role of the Nominating and Corporate Governance Committee.

Responsibilities and Duties

The Nominating and Corporate Governance Committee’s overall purposes are to (1) identify individuals qualified to become Board members; (2) recommend to the Board director nominees for the next annual or special meeting of shareholders at which directors are to be elected; (3) recommend individuals to the Board to fill any vacancies or newly created directorships that may occur between such meetings; (4) identify and recommend directors for membership on Board committees; (5) evaluate Board performance; (6) oversee and set compensation for the Company’s directors; (7) develop, recommend and oversee compliance with the corporate governance procedures to be followed by the Company, and oversee compliance with the Company’s Standards of Business Conduct and the Code of Ethics; (8) review the Company’s reporting in documents filed with the SEC, to the extent related to corporate governance and other matters set forth in this charter; and (9) oversee public policy and legislative matters applicable to the Company, as well as the Company’s regulatory compliance.

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Code of Business Conduct and Ethics, and Financial Integrity Policy

We have adopted a written Code of Business Conduct and Ethics (the “Code”) that applies to all of our employees, as well as a Financial Integrity Policy (the “Financial Integrity Policy”) that applies to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Senior Tax Director and Controller (or persons performing similar functions). These documents cover a broad range of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as adherence to all laws and regulations applicable to the conduct of our business. A copy of the Code and the Financial Integrity Policy is available on the Corporate Governance section of our website, which is located at www.Avadel.com, under “About-Corporate Responsibility”. If we make any substantive amendments to, or grant any waivers from, the Code or Financial Integrity Policy for any officer or director, we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K by disclosing the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Communications with the Board

Shareholders wishing to communicate with our board of directors may do so by writing to the Chairman of the Board at: Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland; Attn: Corporate Secretary.

The communication must prominently display the legend “BOARD COMMUNICATION” in order to indicate to the Secretary that it is a communication for the Board. Upon receiving such a communication, the Secretary will promptly forward the communication to the relevant individual or group to which it is addressed. The Board has requested that certain items that are unrelated to the Board’s duties and responsibilities should be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements.

The Secretary will not forward any communication determined in his or her good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable. The Secretary will maintain a list of each communication that was not forwarded because it was determined by the Secretary to be frivolous. Such list is delivered to the Board at each quarterly meeting of the Board. In addition, each communication subject to this policy that was not forwarded because it was determined by the Secretary to be frivolous is retained in the Company’s files and made available at the request of any member of the Board to whom such communication was addressed.

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PROPOSAL 1
ELECTION OF DIRECTORS
(Ordinary Resolution)

ITEM 1 ON PROXY CARD

Background

Our Board currently consists of six directors, four of whom were appointed at the 2018 annual general meeting of shareholders. Dr. Eric J. Ende and Mr. Kevin Kotler were each appointed to the Board in December 2018. Our directors hold office until the next annual general meeting of shareholders, or, if earlier, until their successors have been elected or until the earlier of their resignation or removal. The Board, upon unanimous recommendation of the Nominating and Governance Committee, unanimously approved each of the five persons named below as nominees for election to the Board at the Meeting. Each of the five nominees: (i) is currently a member of the Board, (ii) has been nominated for election at the Meeting to hold office until the next annual general meeting of shareholders or, if earlier, the election of his/her respective successor and (iii) has consented to being named as such and to serve as such if elected. We know of no reason why each of the nominees would not be available for election or, if elected, would be unable to serve. While we do not anticipate that any of the nominees will be unable to serve, if any should be unable to serve, the proxy holders reserve the right to substitute another person designated by the Board.

The resolutions in respect of this Proposal 1 are ordinary resolutions. The text of the resolutions in respect of Proposal 1 are as follows:

“IT IS RESOLVED, by separate resolutions, to elect the following director nominees to the board of directors of the Company: Dr. Eric J. Ende, Geoffrey M. Glass, Kevin Kotler, Linda S. Palczuk, and Peter Thornton.”

Vote Required and Board Recommendation

The affirmative vote of a majority of the votes cast on each resolution is required for the approval of each of the nominees. As this proposal is not considered a “routine item,” your bank, broker or other nominee cannot vote your shares without receiving your voting instructions. Abstentions and broker non-votes will not count either in favor of or against the proposal.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSED DIRECTOR NOMINEES LISTED.

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DIRECTORS AND EXECUTIVE OFFICERS

Nominees for Election as Directors

Set forth below is information for each nominee concerning the individual’s age, principal occupation, employment and directorships during the past five years, positions with the Company, the year in which he first became a director of the Company and his term of office as a director. Also set forth below is a brief discussion of the specific experience, qualifications, attributes or skills that led to the Board’s conclusion that, in light of our business and structure, each nominee should serve as a director as of the date of this Proxy Statement.

Dr. Eric J. Ende, age 50, has been a member of the Board of Directors since December 2018. Dr. Ende is the President of Ende BioMedical Consulting Group, a privately-held consulting company focused on the life sciences industry, a position he has held since 2009. Since May 2017, Dr. Ende has been a director of Matinas BioPharma, Inc., a clinical-stage biopharmaceutical company, where he chairs the Compensation Committee and serves on the Audit Committee. Since March 2015, he has served on the Technology Transfer Committee of Mount Sinai Innovation Partners, which develops Mount Sinai discoveries and innovations. From January 2015 to October 2016, he served as Chairman of the Unsecured Creditor’s Committee in the bankruptcy of Egenix, Inc. From 2010 to 2011, Dr. Ende served on the board of directors and as a member of the Audit and Risk Management Committees of Genzyme Corp., a biotechnology company, until it was acquired in 2011 by Sanofi S.A. From 2002 through 2008 Dr. Ende was the senior biotechnology analyst at Merrill Lynch; from 2000 through 2002 he was the senior biotechnology analyst at Bank of America Securities; and from 1997 to 2000 he was a biotechnology analyst at Lehman Brothers. Dr. Ende received an MBA in Finance and Accounting from NYU - Stern Business School in 1997, an MD from Mount Sinai School of Medicine in 1994, and a BS in Biology and Psychology from Emory University in 1990. Dr. Ende brings to the Board, Audit Committee and Compensation Committee over 20 years of experience in the pharmaceutical and life sciences industries.

Mr. Geoffrey M. Glass, age 45, has been a member of the Board of Directors since July 2018 and became Chairman of the Board in December 2018. Since May 2015, Mr. Glass has served as President of Clear Sciences, LLC, a management consulting company focused on life sciences industries. Previously he was the CEO (from January 2018 through September 2018), and a board member (from November 2017 through December 2018), of Sancilio Pharmaceuticals, a specialty pharma company. In June 2018, Sancilio filed a voluntary bankruptcy petition under Chapter 11 of the U.S. Bankruptcy Code. The bankruptcy resulted in a sale of Sancilio’s assets after an auction, generating proceeds to fully repay the secured lender and the debtor-in-possession lender, and distribute additional proceeds among the unsecured creditors. Mr. Glass served as a Director for Locus Biosciences, a biotechnology company that develops CRISPR-engineered precision antibacterial products, from August 2015 to October 2017. From April 2009 to April 2015, Mr. Glass served as an executive committee member at Patheon Pharmaceuticals. While at Patheon, he held a number of senior leadership roles including President of Banner Life Sciences (a Patheon subsidiary), Executive Vice President of Sales and Marketing, and Senior Vice President, Strategy, Corporate Development and Integration for Patheon. Before Patheon, Mr. Glass worked in various executive positions at Valeant Pharmaceuticals (now Bausch Health), including Senior Vice President, Asia Region, and Senior Vice President, Chief Information Officer, and in both roles was a member of the company’s executive committee. Mr. Glass began his career as a consultant in the life sciences practice for Capgemini Consulting (formerly EY Consulting). He received degrees in Economics and Political Science from the University of Arizona. Based on his experience in the pharmaceutical industry and as a chief executive officer, Mr. Glass brings to the Board and the Audit, Compensation and Nominating and Corporate Governance Committees over 24 years of experience.

Mr. Kevin Kotler, age 47, has been a member of the Board of Directors since December 2018. Since 2005, Mr. Kotler has been the founder and managing partner of Broadfin Capital LLC, which is the investment advisor for Broadfin Healthcare Master Fund, Ltd., a healthcare focused investment fund which, as of April 25, 2019, owned American Depository Shares (ADSs) representing approximately 8.31% of Avadel’s outstanding ordinary shares. Mr. Kotler has over 25 years of experience as an investor in the healthcare industry. From December 2016 through September 2018, he was a director of Novelion Therapeutics Inc., a biopharmaceutical company focused on treatments for rare diseases; and from May 2018, he has been a director of BioDelivery Sciences International, Inc., a specialty pharmaceutical company focused on pain management and addiction medicine. Mr. Kotler graduated from the Wharton School at the University of Pennsylvania in 1993 with a Bachelor of Science degree in Economics. Based on his experience in the healthcare industry, Mr. Kotler brings to the Board, Compensation Committee and the Nominating and Corporate Governance Committee over 25 years of experience.

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Ms. Linda S. Palczuk, age 57, has been a member of the Board of Directors since July 2018. Ms. Palczuk was the Chief Operating Officer of Verrica Pharmaceuticals, Inc., a late-stage biopharmaceutical company focused on medical dermatology products, from February 2018 to April 2019. Prior to joining Verrica Pharmaceuticals, from July 2017 to February 2018, Ms. Palczuk was President and Chief Executive Officer at Osiris Therapeutics, Inc., a regenerative medicines biotechnology company. Prior to her position at Osiris Therapeutics, Ms. Palczuk had an extensive and successful 30-year career with AstraZeneca Pharmaceuticals and its legacy companies, serving in senior-level commercial and general management roles, including Vice President, Established Brands and Vice President, Global Commercial Excellence from January 2012 until March 2015, Vice President, Sales & Marketing from March 2009 to December 2011, and Vice President, Sales from April 2006 to February 2009. From June 2015 until July 2017, Ms. Palczuk was an independent consultant providing business expertise within the pharmaceutical sector. Ms. Palczuk received a BA degree in Biology from Franklin and Marshall College and an MBA degree from the Alfred Lerner College of Business and Economics at the University of Delaware. Ms. Palczuk brings to the Board and the Compensation and Nominating and Corporate Governance Committees over 34 years of experience.

Mr. Peter Thornton, age 54, has been a member of the Board of Directors since June 2017. He is the Chief Financial Officer of Technopath Clinical Diagnostics, an Irish company that provides quality control materials and software solutions to clinical laboratories, a position he has held since January 2014. Prior to joining Technopath Clinical Diagnostics, from September 2011 to December 2013, Mr. Thornton was Senior Vice President - Business Integration for Alkermes plc, a global biopharmaceuticals company headquartered in Dublin, Ireland. From July 2007 to September 2011 he was Senior Vice President - Corporate and Business Development for Elan Drug Technologies, an Elan Corporation plc division engaged in developing and manufacturing drug delivery technology based pharmaceutical products. From September 2006 to July 2007 he was President and Chief Operating Officer of Circ Pharma Limited, a specialty pharmaceutical company and from June 2004 to September 2006 he was Chief Financial Officer of Agenus Inc., a NASDAQ-listed biotechnology company. Mr. Thornton has previously served as a non-executive director of both public and private companies and currently holds two non-executive directorships in private companies. Mr. Thornton worked for the international public accounting firm of KPMG for seven years in Ireland and France and is a fellow of Chartered Accountants Ireland. He holds a Bachelor of Commerce degree from University College Cork, Ireland. Based on his experience in the pharmaceutical industry and as a chief financial officer, Mr. Thornton brings to the Board, Audit Committee and the Nominating and Corporate Governance Committee over 26 years of experience.

Identification of Executive Officers

Our executive officers serve at the discretion of the Board, and serve until they resign, are removed or are otherwise disqualified to serve, or until their successors are elected and qualified. Our executive officers presently include:

Gregory J. Divis – Interim Chief Executive Officer. Gregory J. Divis, age 52, was appointed Interim Chief Executive Officer of Avadel Pharmaceuticals plc in December 2018. He was appointed Executive Vice President and Chief Commercial Officer in January 2017, and was promoted to Chief Operating Officer in March 2018. Mr. Divis brings to this role more than 25 years of experience in the pharmaceutical industry, and is responsible for managing commercial strategy and execution across all of the Company's portfolio products. Prior to joining Avadel, Mr. Divis served as an Operating Partner for Linden Capital, a middle-market healthcare-focused private equity firm from June 2015 to December 2016. Prior to Linden Capital, from June 2010 to November 2014 Mr. Divis was the President and Chief Executive Officer of K-V Pharmaceutical Company (“K-V”), a company engaged in the development of proprietary drug delivery systems and formulation technologies. On August 4, 2012, K-V and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code and, on September 16, 2013, successfully emerged pursuant to a plan of reorganization. Following bankruptcy, K-V changed its name to Lumara Health, Inc., strengthened its business and engaged in a series of transactions culminating in its acquisition by AMAG Pharmaceuticals in November 2014. Mr. Divis has also held such notable roles as President, Ther-Rx Corporation, Vice-President, Business Development & Lifecycle Management at Sanofi-Aventis and Vice-President and General Manager, UK and Ireland, for Schering-Plough Corporation. Mr. Divis is a graduate of the University of Iowa.

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Dr. Jordan Dubow – Chief Medical Officer. Jordan Dubow, M.D., age 41, was appointed Chief Medical Officer of Avadel in April 2019. Prior to joining Avadel, Dr. Dubow was employed from November 2018 until April 2019 by Esteve Pharmaceuticals, S.A., a pharmaceutical company headquartered in Barcelona, Spain, where he served as Vice President, CNS Therapeutic Strategy and was responsible for evaluating in-licensing candidates and provided regulatory and clinical support for Esteve’s entire development pipeline. From July 2016 until October 2018, Dr. Dubow was employed by Clintrex, a strategic advisory firm to the pharmaceutical industry, where he served as Vice President of Clinical & Medical Affairs, providing clinical, regulatory and business development support in the field of neurological diseases. From July 2015 until June 2016, Dr. Dubow was employed by Marathon Pharmaceuticals, a biopharmaceutical company focused on developing and commercializing therapies for neurological disorders, and served as Chief Medical Officer. Prior to Marathon Pharmaceuticals, Dr. Dubow was Vice President, Medical Affairs at Cynapsus Therapeutics, and Medical Director, Neuroscience Clinical Development at AbbVie. Dr. Dubow has both depth and breadth of experience in managing clinical development, medical affairs, business development and regulatory affairs, including multiple successful NDA submissions to the U.S. Food and Drug Administration, across a wide range of neurological diseases including sleep disorders such as narcolepsy. He is a board-certified neurologist who received his M.D. from the Northwestern University Feinberg School of Medicine. He has numerous peer-reviewed publications in neurological disorders and has served as a reviewer for various neurological journals.

David P. Gusky – Corporate Controller and Chief Accounting Officer. David P. Gusky, age 42, was appointed Corporate Controller and Chief Accounting Officer of Avadel in December 2015. Prior to joining Avadel, Mr. Gusky was employed by Sigma-Aldrich Corp. from May 2006 until November 2015, where he served as Director of Financial Planning & Analysis from November 2013 until November 2015. Sigma-Aldrich was a life science and high technology company which was acquired by Merck KGaA, a health care, life science and performance materials company based in Germany, in November 2015. Mr. Gusky began his career at the international accounting firm Deloitte & Touche, and also held finance management positions with Solutia, Inc., a global manufacturer of performance materials and specialty chemicals. Mr. Gusky holds Bachelors of Science degrees in Accountancy and Finance and a Masters of Accountancy from the University of Missouri-Columbia.

Sandra L. Hatten – Senior Vice President of Quality and Regulatory Affairs. Sandra L. Hatten, age 62, was appointed Senior Vice President of Quality and Regulatory Affairs of Avadel in June 2015. Prior to joining Avadel, Ms. Hatten was employed from October 2010 to June 2015 by Mallinckrodt, plc, a global specialty biopharmaceutical company, where she served as Senior Vice President of Quality and Regulatory Compliance from February 2014 until June 2015. From October 2010 until September 2012, Ms. Hatten was employed by Mallinckrodt, as Director and Sr. Director of Quality. From September 2012 until February 2014, Ms. Hatten held the position of Vice President, Quality and Regulatory Compliance with Mallinckrodt. Ms. Hatten has more than 30 years of experience in the pharmaceutical industry, during which she has held leadership roles in quality and operations for branded as well as generic drug manufacturers, where she has been responsible for establishing and implementing broad-based quality programs across multiple sites. Ms. Hatten holds bachelor’s and master’s degrees from Marshall University in Huntington, West Virginia.

Michael F. Kanan – Senior Vice President and Chief Financial Officer. Michael F. Kanan, age 56, was appointed Senior Vice President and Chief Financial Officer of Avadel in November 2015. Prior to joining Avadel, Mr. Kanan was employed by Sigma-Aldrich Corp. from April 2009 until November 2015, where he served as Vice President Finance, Corporate Controller and Chief Accounting Officer from April 2009 until November 2015. Sigma-Aldrich was a life science and high technology company which was acquired in November 2015 by Merck KGaA, a health care, life science and performance materials company based in Germany. Mr. Kanan began his career at the international accounting firm Deloitte & Touche, and also held accounting and finance leadership positions with Hutchinson Group, a subsidiary of Total S.A., and Meritor, a global supplier of drivetrain, mobility, braking and aftermarket solutions for commercial vehicle and industrial markets. Mr. Kanan holds a Bachelor of Arts degree in Accounting from Michigan State University and became a CPA in 1987.

Phillandas T. Thompson – Senior Vice President, General Counsel and Corporate Secretary. Phillandas T. (Phil) Thompson, age 45, has been Senior Vice President and General Counsel of Avadel since November 2013. Before joining Avadel, Mr. Thompson was employed from January 2012 until November 2013 at West-Ward Pharmaceutical Corp. as Vice President, Legal Affairs, from January 2010 until November 2011 at Paddock Laboratories, Inc. as Vice President, General Counsel, from April 2006 until January 2010 at KV Pharmaceutical Co as Vice President, Strategic Business Transactions and Assistant General Counsel, and from October 2002 until March 2006 at Barr Laboratories, Inc. as Associate General Counsel. Prior to his employment with Barr Laboratories, Mr. Thompson was a corporate associate at White & Case, LLP. Mr. Thompson is a member of the New York Bar, the Missouri Bar, and the Minnesota Bar and has several other professional affiliations. Mr. Thompson earned a B.A. from Washington University in St. Louis and is also a graduate of the University of Michigan Law School (Juris Doctor) and the University of Michigan Business School (Master of Business Administration).

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DIRECTOR COMPENSATION

Non-Employee Director Compensation

We compensate our non-executive directors with a basic cash fee plus supplementary fees to chairpersons and for meeting attendance. The amount of each component of such director cash compensation may change from year to year, and is generally established by the Board in conjunction with our annual general meeting of shareholders for the period until the next annual general meeting. In August 2018, the director cash fees were established as follows for the period until our annual general shareholders meeting in 2019: €55,000 per each non-executive director; supplementary fees of  €40,000 to The Honorable Craig R. Stapleton as the Chairman of the Board pro-rated until December 2018, and pro-rated to Geoffrey M. Glass as Chairman of the Board from December 2018 until the Meeting, €20,000 to Peter Thornton as the Chair of the Audit Committee, €10,000 to Linda S. Palczuk as the Chair of the Compensation Committee, and €10,000 to Geoffrey M. Glass as the Chair of the Nomination and Corporate Governance Committee pro-rated until January 2019, and pro-rated to Kevin Kotler as the Chair of the Nomination and Corporate Governance Committee from January 2019 until the Meeting; and meeting attendance fees of  €2,000 per meeting attended in person or telephonically up to a limit of  €16,000. In addition, during 2018, our non-employee directors were awarded restricted shares and/or stock options, as described in footnote (2) to the “Director Compensation” table below

In addition to Mr. Glass’s normal duties as a director, a member of board committees and, since December 2018, Chairman of the Board, at the request of the Board, since mid-December 2018, Mr. Glass has rendered substantial and extraordinary additional board services in consultation with the Company’s management. The Board determined that these additional services were necessary due to several key developments and actions being undertaken by the Board and the Company’s management, including (i) the termination of the employment of Michael S. Anderson, the Company’s chief executive officer, and the negotiation of a termination arrangement with Mr. Anderson, (ii) the appointment of Gregory J. Divis as interim Chief Executive Officer, (iii) the decision to ultimately discontinue the Company’s development and commercialization of its Noctiva product, (iv) the Chapter 11 bankruptcy filing on February 6, 2019 by the Company’s subsidiary Avadel Specialty Pharmaceutical, LLC which is responsible solely for the Noctiva commercialization efforts, (v) outreach efforts with certain investors in connection with an amendment to the indenture governing the Company’s $143.75 million of exchangeable notes, and (vi) formulation of and oversight of management implementation with respect to the Company’s restructuring plan announced during early February 2019.

In February 2019, the Compensation Committee, after consultation with Company management, determined that, in the immediate short-term, it was in the best interest of the Company and its shareholders for Mr. Glass to continue providing such substantial and extraordinary additional board services. Therefore, the Compensation Committee has authorized Mr. Glass to continue performing additional, enhanced services as a director, including consultation and advice to the Company’s senior management and active liaison to other members of the Board of Directors. The Compensation Committee has authorized these additional director services until June 2019, and such authorization may be reconsidered for renewal thereafter on a month-by-month basis in the sole discretion of the Compensation Committee. Mr. Glass receives additional director compensation of $35,000 monthly for these additional director services, and the Board has authorized the Compensation Committee to renew this arrangement for a maximum of six months (for a total payment of $210,000).

The following table presents information relating to total compensation of our directors for the year ended December 31, 2018. The following table does not present information for (i) Mr. Anderson, who served as Chief Executive Officer and President, as he did not receive additional compensation as a director in 2018 and whose compensation is included in the Summary Compensation Table elsewhere in this Proxy Statement, or (ii) for Dr. Eric J. Ende or Mr. Kevin Kotler, who were appointed to the Board in December 2018 and received no compensation from the Company during 2018. As previously announced on May 2, 2018, Dr. Francis J.T. Fildes, Mr. Benoit (Ben) Van Assche and Mr. Christophe Navarre informed us that they would retire from the Board effective from the conclusion of the 2018 annual general meeting of shareholders, and therefore they declined to stand for re-election as a member of our Board. Until the conclusion of the 2018 annual general meeting of shareholders, Dr. Fildes, Mr. Van Assche and Mr. Navarre continued to serve as members of the Board and their respective committees.

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Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total Compensation ($)
Francis J.T. Fildes	9,440	164,254	173,694
Geoffrey M. Glass	38,350	176,049	214,399
Christophe Navarre	-	164,254	164,254
Linda S. Palczuk	38,350	176,049	214,399
Craig R. Stapleton	65,351	533,121	598,472
Peter Thornton	51,330	176,049	227,379
Benoit (Ben) Van Assche	9,440	164,254	173,694

(1)	Fees earned or paid in cash were translated to U.S. Dollars at the rate of 1.18 U.S. Dollars per Euro.

(2)	On July 9, 2018, non-employee directors Dr. Francis J.T. Fildes, Mr. Christophe Navarre, and Mr. Benoit (Ben) Van Assche were each awarded 26,365 restricted ADSs, and The Honorable Craig R. Stapleton was awarded 57,315 restricted ADSs granted under the Company’s Omnibus Incentive Compensation Plan.

On August 1, 2018, each of the non-employee directors (with the exception of Dr. Eric J. Ende and Mr. Kevin Kotler, who were appointed to the Board in December 2018 and were awarded restricted ADSs in January 2019) were awarded 27,900 restricted ADSs granted under the Company’s Omnibus Incentive Compensation Plan.

The compensation represents the grant date fair value computed by us for financial reporting purposes, computed in accordance with FASB ASC Topic 718. For a full description of the assumptions we use in computing these amounts, see Note 18 to our consolidated financial statements for the year ended December 31, 2018 which are included in our annual report on Form 10-K filed with the SEC on March 15, 2019. All of the foregoing restricted ADSs will vest as to one-third on each of the first three anniversaries following the award date.

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PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC AUDITOR AND ACCOUNTING FIRM AND AUTHORIZATION OF THE AUDIT COMMITTEE OF THE BOARD TO SET THE AUDITOR AND ACCOUNTING FIRM REMUNERATION

(Ordinary Resolution)

ITEM 2 ON PROXY CARD

Pursuant to this proposal, we seek shareholder ratification, in a non-binding vote, of the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor and accounting firm for the fiscal year ending December 31, 2019 and authorization, in a binding vote, of the Audit Committee of the Board to set the independent registered public auditor and accounting firm remuneration.

Background

In 2018, the Audit Committee approved the engagement of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year 2018, for purposes of our financial statements for filing under U.S. securities law for the year ending December 31, 2018. At the 2018 annual general meeting of shareholders, the shareholders voted to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year 2018.

It is not expected that any representatives of Deloitte will be present at the Meeting and, accordingly, no such representatives will have the opportunity to make a statement at the Meeting, if they desire to do so, nor, therefore, will any representative of Deloitte be available at the Meeting to respond to appropriate questions.

Pursuant to its charter, the Audit Committee of our Board or (as applicable) approved in advance each professional service performed by Deloitte during fiscal year 2018 and considered the possible effect of the provision of such service on the auditors’ independence. Information relating to fees paid to Deloitte is set forth in the table below.

Under the Sarbanes-Oxley Act of 2002 and the rules of the SEC promulgated thereunder, the Audit Committee is solely responsible for the selection, appointment, compensation and oversight of the work of our independent registered public accounting firm. Although submission of the appointment of an independent registered public accounting firm to shareholders for ratification is not required by law, the Board considers the appointment of our independent registered public accounting firm to be an important matter of shareholder concern and is submitting the appointment of Deloitte for ratification by our shareholders, as a matter of good corporate practice.

The Board has not determined what action it would take if the shareholders do not approve the selection of Deloitte, but may reconsider its selection if the shareholders’ action so warrants. Even if the selection is ratified, the Audit Committee, exercising its own discretion, may select different auditors at any time during the year if it determines that such a change would be in the Company’s best interests and in the best interests of our shareholders.

The resolution in respect of this Proposal 2 is an ordinary resolution. The text of the resolution in respect of Proposal 2 is as follows:

“IT IS RESOLVED, to ratify, on a non-binding, advisory basis, the appointment of Deloitte & Touche LLP as the independent registered public accounting firm and auditors of Avadel Pharmaceuticals plc and to authorize, in a binding vote, the Audit Committee to set such independent auditor and accounting firm’s remuneration.”

Required Vote and Board Recommendation

The affirmative vote of a majority of the votes cast on the matter is required for the approval of this item. As this proposal is considered a “routine item,” your bank, broker or other nominee may vote your shares “FOR” the proposal without receiving your voting instructions. Abstentions and broker non-votes will not count either in favor of or against the proposal.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

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AUDIT FEES

Independent Registered Public Accounting Firm Fees

The following table summarizes the aggregate fees of our independent registered public accounting firms, billed to us for the fiscal years ended December 31, 2018 and December 31, 2017 for audit and other services:

	Fiscal Year Ended December 31,
	2018	2017
Audit Fees	$1,172,554	$1,510,000
Audit-related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$1.172.554	$1,510,000

Audit Fees. Audit fees include professional services rendered by public accounting firms for the audit of our annual financial statements in 2018 and 2017, including the reviews of the financial statements included in our quarterly reports on Form 10-Q. This category also includes fees for assistance with complex accounting and transactions, fees for audits provided in connection with statutory filings or services that generally only the principal auditor can reasonably provide to a client, and consents and assistance with and review of documents filed with the SEC, including services related to our 2018 public offerings of our common stock.

Audit-Related Fees. Audit-related fees consist of amounts for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees.”

Tax Fees. Tax fees include original and amended tax returns, studies supporting tax return amounts as may be required by Internal Revenue Service regulations, claims for refunds, assistance with tax audits and other work directly affecting or supporting the payment of taxes, planning, research and advice supporting our efforts to maximize the tax efficiency of our operations for fiscal years 2018 and 2017.

All Other Fees. All other fees are fees for products or services other than those in the above three categories.

Pre-Approval Policy

The Audit Committee has adopted a policy for the provision of audit services and permitted non-audit services by our independent registered public accounting firm. Our Chief Financial Officer has primary responsibility to the Audit Committee for administration and enforcement of this policy and for reporting non-compliance. Under the policy, our Audit Committee receives a presentation of an annual budget and plan for audit services and for any proposed audit-related, tax or other non-audit services to be performed by the independent registered public accounting firm.

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AUDIT COMMITTEE REPORT

Pursuant to SEC rules for Proxy Statements, the Audit Committee of the Board has prepared the following Audit Committee Report. The Audit Committee intends that this report clearly describe our current audit program, including the underlying philosophy and activities of the Audit Committee.

Composition, Qualifications and Governance

The Board has an Audit Committee comprised solely of independent directors, namely Peter Thornton (Chairman), Dr. Eric J. Ende, Geoffrey M. Glass, and The Honorable Craig R. Stapleton. Linda S. Palczuk served as a member of the Audit Committee from July 2018 through January 2019. The Audit Committee operates under a written charter adopted by the Board. The Audit Committee’s responsibilities are set forth in this charter, which was amended and restated effective March 2, 2016. The Audit Committee reviews and assess the adequacy of its charter at least annually, and, when appropriate, recommends changes to the Board for review and approval. The charter is available on our website at www.Avadel.com.

Responsibilities and Duties

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Audit Committee recommends to the Board the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

The Audit Committee met five (5) times during 2018. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee’s meetings include private sessions with the Company’s independent auditors when necessary, without the presence of the Company’s management, as well as executive sessions consisting of only Audit Committee members. In addition to the scheduled meetings, senior management confers with the Audit Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the U.S. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Audit Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Audit Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and with respect to whether the Company’s internal control over financial reporting is effective. The Audit Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

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Matters Discussed with Management and Independent Auditors

As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. During 2018, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Audit Committee has also discussed with Deloitte & Touche LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter received from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence. The Audit Committee also considered whether any non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Audit Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Based on the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Board, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee recommended to the Board, and the Board has approved, the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

THE AUDIT COMMITTEE

Peter Thornton, Chair
Dr. Eric J. Ende
Geoffrey M. Glass

The “Audit Committee Report” above shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such Acts.

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OWNERSHIP OF THE COMPANY’S ORDINARY SHARES

Beneficial Ownership Table

The following table sets forth certain information regarding the beneficial ownership of our issued and outstanding ordinary shares by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding ordinary shares, (ii) each Named Executive Officer of the Company, (iii) each director and director nominee of the Company and (iv) all directors and executive officers as a group. Except as otherwise indicated in the footnotes below, such information is provided as of April 25, 2019. According to SEC rules, a person is the “beneficial owner” of securities if he, she or it has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant or right, the conversion of a security or otherwise.

Name and Address of Beneficial Owners(1)	Amount of Beneficial Ownership(2)	Percentage of Class(2)
>5% Shareholders:
Brandes Investment Partners, L.P.(3) 11988 El Camino Real, Suite 600 San Diego, CA 92130	7,119,054	19.06%
Broadfin Capital, LLC(4) 300 Park Avenue, 25th Floor New York, New York 10022	3,102,673	8.31%
Deerfield Mgmt, L.P.(5) 780 Third Avenue New York, New York 10017	2,722,241	7.29%

Directors, Director Nominees and Named Executive Officers:
Dr. Eric J. Ende	-	*
Geoffrey M. Glass	-	*
Kevin Kotler(6)	3,102,673	8.31%
Linda S. Palczuk	-	*
Craig R. Stapleton(7)	792,416	2.11%
Peter Thornton(8)	40,155	*
Michael S. Anderson(9)	1,066,953	2.79%
Gregory J. Divis(10)	139,100	*
Sandra L. Hatten(11)	224,237	*
Michael F. Kanan(12)	159,538	*
Phillandas T. Thompson(13)	417,671	1.11%
All directors and executive officers as a group (12 persons)(14)	5,991,776	15.23%

* Represents beneficial ownership of less than 1% of our outstanding ordinary shares.

(1)	Except as stated in the table above or the footnotes below, the address of the named person is c/o Avadel Pharmaceuticals plc, Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland.

(2)	Unless otherwise stated in the footnotes to this table, we believe that each of the shareholders named in this table has sole voting and dispositive power with respect to the ordinary shares indicated as beneficially owned. Ownership percentages are based on 37,355,511 ordinary shares outstanding on April 25, 2019. The number of shares beneficially owned includes ordinary shares issuable pursuant to the exercise of stock options or warrants that are exercisable and “free shares,” if any, that will vest within 60 days of May 30, 2019. Ordinary shares issuable pursuant to the exercise of stock options or warrants that are exercisable and “free shares,” if any, that will vest within 60 days of May 30, 2019 are deemed to be outstanding and beneficially owned by the person to whom such shares are issuable for the purpose of computing the percentage ownership of that person, but they are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

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(3)	The information in the table and in this footnote is based on a Schedule 13G/A filed with the SEC on January 10, 2019 by Brandes Investment Partners, L.P., CO-GP, LLC, Brandes Worldwide Holdings, L.P., and Glenn Carlson, each of whom shares voting power with respect to an aggregate of 5,990,942 of the Company’s ordinary shares and dispositive power with respect to an aggregate of 7,119,054 of the Company’s ordinary shares. CO-GP, LLC, Brandes Worldwide Holdings, L.P., and Glenn Carlson each disclaims beneficial ownership of such ordinary shares except to the extent of their pecuniary interest therein.

(4)	The information in the table and in this footnote is based on a Schedule 13D filed with the SEC on December 11, 2018 and Form 4 filed on February 4, 2019 by Broadfin Capital, LLC, Broadfin Healthcare Master Fund, Ltd. and Kevin Kotler, each of whom share voting and dispositive power with respect to an aggregate of 3,130,573 of the Company’s ordinary shares. The amount of beneficial ownership excludes 27,900 restricted ADSs that are unvested. Broadfin Capital, LLC and Kevin Kotler each disclaims beneficial ownership of such ordinary shares except to the extent of their pecuniary interest therein.

(5)	The information in the table and in this footnote is based, in part, on a Schedule 13G/A filed with the SEC on February 12, 2019 by Deerfield Mgmt, L.P., Deerfield Special Situations Fund, L.P., Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Management Company, L.P., Breaking Stick Holdings, LLC and James E. Flynn. According to the Schedule 13G/A, Deerfield Mgmt, L.P., Deerfield Management Company, L.P. and James E. Flynn share voting and dispositive power with respect to an aggregate of 2,722,241 ordinary shares, consisting of (A) 987,677 ordinary shares held by Deerfield Private Design Fund II, L.P., of which Deerfield Mgmt, L.P. is the general partner, (B) 1,131,802 ordinary shares held by Deerfield Private Design International II, L.P., of which Deerfield Mgmt, L.P. is the general partner, and (C) 602,762 ordinary shares held by Breaking Stick Holdings, LLC, the manager of which is Deerfield Management Company, L.P. and of which Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P. are members. Deerfield Special Situations Fund, L.P. does not share voting or dispositive power with respect to any shares. On February 23, 2018, Breaking Stick Holdings, LLC exercised in full warrants to purchase ADSs representing 2,200,000 ordinary shares for which the Company settled these warrants for a combination of cash and the issuance of approximately 602,762 ADSs representing 602,762 ordinary shares. On March 12, 2018, the remaining 1,100,000 warrants expired worthless. As a result, none of Deerfield Mgmt, L.P., Deerfield Special Situations Fund, L.P., Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Management Company, L.P., Breaking Stick Holdings, LLC or James E. Flynn has voting and dispositive power with respect to any warrants of the Company.

(6)	See footnote (4) above. Mr. Kotler disclaims beneficial ownership of the ordinary shares set forth in footnote (4) above except to the extent of his pecuniary interest therein. The address of Mr. Kotler is c/o Broadfin Capital, LLC, 300 Park Avenue, 25th Floor, New York, NY 10022.

(7)	Includes warrants and options to purchase ADSs with respect to 269,898 ordinary shares.

(8)	Includes options to purchase ADSs with respect to 35,000 ordinary shares.

(9)	Includes options to purchase ADSs with respect to 843,000 ordinary shares.

(10)	Includes options to purchase ADSs with respect to 112,500 ordinary shares.

(11)	Includes options to purchase ADSs with respect to 192,500 ordinary shares.

(12)	Includes options to purchase ADSs with respect to 145,000 ordinary shares.

(13)	Includes options to purchase ADSs with respect to 340,000 ordinary shares.

(14)	Includes warrants and options to purchase ADSs with respect to 1,985,548 ordinary shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons beneficially owning more than ten percent of a registered class of the Company’s equity securities to file reports of beneficial ownership and changes in such ownership on Forms 3, 4 and 5 with the SEC and the NYSE. These persons are also required to furnish the Company with copies of all Forms 3, 4 and 5 that they file. Based solely on the Company’s review of the copies of such Forms it has received, the Company believes that all of its executive officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them during the calendar year ended December 31, 2018, other than the filing of a Form 4 for Mr. Michael Kanan reporting one transaction, which was inadvertently filed late on June 29, 2018 on behalf of Mr. Kanan.

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EXECUTIVE COMPENSATION – COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis, we give an overview and analysis of our compensation philosophy, our compensation program, the decisions we made in 2018 under those programs with respect to our named executive officers. Included in this discussion is specific information about the compensation earned or paid in 2017 and 2018 to the following named executive officers: (i) the individuals who served as Chief Executive Officer of the Company during 2018, (ii) the individual who served as Chief Financial Officer during 2018, and (iii) the next two most highly compensated executive officers of the Company who received total compensation of $100,000 or more during the fiscal year ended December 31, 2018 (the “Named Executive Officers”). Our Named Executive Officers for 2018 are:

Name	Position
Michael S. Anderson	Former Chief Executive Officer
Gregory J. Divis	Interim Chief Executive Officer
Sandra L. Hatten	Senior Vice President of Quality and Regulatory Affairs
Michael F. Kanan	Senior Vice President and Chief Financial Officer
Phillandas T. Thompson	Senior Vice President, General Counsel and Corporate Secretary

Compensation Philosophy and Objectives

The Compensation Committee’s executive compensation programs are designed to: (i) attract, retain and motivate executives with significant industry knowledge and the experience and leadership capability necessary for us to achieve success; and (ii) align incentives for our named executive officers with our corporate strategies and business objectives and goals; and (iii) achieve key strategic performance measures aligned with the long-term interests of our shareholders.

Compensation Components

Our executive compensation program has three primary components: base salary, annual cash incentive awards and equity awards.

•	Base Salary. We fix the base salary of each of our executive officers at a level we believe enables us to hire and retain individuals in a competitive environment and rewards satisfactory individual performance and a satisfactory level of contribution to our overall business goals. We take into account the base salaries paid by similarly-situated companies in our peer group and, to the extent practicable, we set base salary levels for similarly-situated executives within the Company at comparable levels to avoid divisiveness and encourage teamwork, collaboration, and a cooperative working environment.

•	Cash Incentive Awards. We provide annual cash incentive awards that are based upon the achievement of corporate and individual objectives established by the Compensation Committee and the Board of Directors. These cash incentive awards are designed to focus our executive officers on achieving key clinical, regulatory, commercial, operational, strategic and financial objectives.

•	Equity Awards. We use stock options and restricted shares to reward long-term performance. These equity awards are intended to provide significant incentive value for each executive officer if the Company performance is outstanding and the Company achieves its long-term goals to align executive compensation with long-term shareholder interests.

In addition to the primary components of compensation described above, we provide our Named Executive Officers with employee benefits that are generally available to our salaried employees. These benefits include health and medical benefits, flexible spending plans, matching 401(k) contributions and group life insurance.

We have also entered into agreements with our Named Executive Officers under which they are provided certain benefits in the event their employment with the Company is terminated without cause or by the Named Executive Officer for good reason, following a change in control of the Company.

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Compensation Policies and Process

The Compensation Committee has oversight of our compensation philosophy and programs and annually reviews and recommends all compensation decisions relating to our Chief Executive Officer, our Named Executive Officers and all other executive officers of the Company. The Chief Executive Officer provides specific information to the committee relative to the performance of the other members of the executive management team. However, the Chief Executive Officer is always excused from the Compensation Committee meetings when his compensation or employment is discussed. The Compensation Committee considers any recommendations by the Chief Executive Officer; however, the committee recommends final compensation for all executives. All compensation decisions are assessed within the framework of the Company’s financial position and general economic conditions. Our Board typically reviews and approves the compensation decisions made by the Compensation Committee.

Our Compensation Committee has engaged the Radford Consulting (“Radford”), an Aon Hewitt company specializing in executive compensation, as its independent compensation consultant. In connection with the Compensation Committee’s executive compensation decisions for 2018, Radford reviewed and advised on principal aspects of our executive compensation program and performed the following services:

•	conducted a competitive assessment of the Company’s then current executive compensation arrangements, including analyzing peer group Proxy Statements, compensation survey data, and other publicly available data;

•	provided recommendations on the composition of the Company’s peer group; and

•	reviewed and advised on equity compensation and on industry best practices.

The Compensation Committee has determined that the work of Radford and the individual compensation advisors employed by Radford does not create any conflict of interest. In making that determination, the Compensation Committee took into consideration the following factors: (i) the provision of other services to the Company by the consultant; (ii) the amount of fees the Company paid the consultant as a percentage of the consultant’s total revenue; (iii) the consultant’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the consultant or the individual compensation advisors employed by the consultant with any Company executive officer; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any Company stock owned by the consultant or the individual compensation advisors employed by the consultant.

Peer Group

In an effort to provide competitive total compensation to our executive officers, the Compensation Committee approved a group of comparable companies as our peer group as recommended by Radford. The peer group was selected on the basis of similarity to the Company on the following criteria: business comparability, stage of product development and commercialization, number of employees, market capitalization and revenue. The following companies were identified as our “peer group” for 2018:

2018 Peer Group

AMAG Pharmaceuticals, Inc.	Enzo Biochem, Inc.
Amarin Corporation	INSYS Therapeutics, Inc.
ANI Pharmaceuticals	Melinta Therapeutics, Inc.
Aquestive Therapeutics, Inc.	Neos Therapeutics, Inc.
BioCryst Pharmaceuticals, Inc.	Recro Pharma, Inc.
BioDelivery Sciences	Retrophin , Inc.
Corium, Inc.	Teligent, Inc.
Cumberland Pharmaceuticals, Inc.	Vericel Corporation.
DURECT Corporation	VIVUS, Inc.
Eagle Pharmaceuticals, Inc.

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Base Salary

The Company provides base salaries to attract and retain executives with the proper experiences and skill sets required to assist us in achieving our specific business objectives, as well as our future growth and success. Base salaries provide a guaranteed base level of compensation that reflects a belief that base salary for senior executive officers should be targeted at market-competitive levels. Base salaries for a particular fiscal year are generally established at the end of the prior year. In establishing the base salaries for 2018, the Compensation Committee considered each Named Executive Officer’s role and level of responsibility at the Company, recent individual performance, perceived impact on Company results and overall Company performance. Based on the peer group and other market data presented by Radford, the Compensation Committee noted that the base salaries of our Named Executive Officers are currently positioned at the market 25th percentile in the aggregate. However, given our transition from a non-commercial to a commercial company, the Compensation Committee desires to implement a revised compensation program in the future designed to gradually migrate our Named Executive Officers base salaries to the 50th percentile of the base salaries paid to similarly situated officers at our peer group companies. The base salaries of our Named Executive Officers during 2017 and 2018 were as follows: Michael S. Anderson (who served as Chief Executive Officer until December 30, 2018) – $581,946 in 2017 and $599,404 in 2018, an increase of 3%; Gregory J. Divis (who was appointed Interim Chief Executive Officer on December 30, 2018) – $375,000 in 2017 and $390,000 until March 2018, an increase of 4%; upon Mr. Divis’ promotion from Chief Commercial Officer to Executive Vice President and Chief Operating Officer in March 2018, his base salary increased to $425,000, an additional increase of 9% ; Sandra L. Hatten – $305,286 in 2017 and $314,445 in 2018, an increase of 3%; Michael F. Kanan – $357,500 in 2017 and $386,100 in 2018, an increase of 8%; and Phillandas T. Thompson – $326,757 in 2017 and $365,968 in 2018, an increase of 12%.

Annual Cash Incentive

The goal of the annual cash incentive program in 2018 was to align a meaningful portion of the total compensation potential for the Named Executive Officers to the achievement of specified quantitative and qualitative Company performance targets, as well as individual performance targets. The achievement of these targets advances the Company’s specific business objectives and result in long-term shareholder value. The target levels of the annual cash incentive awards were established as part of the Named Executive Officer’s individual employment agreements. Each of these employment agreements provide that the Named Executive Officer will receive an annual cash incentive award determined at the discretion of the Compensation Committee and the Board based on the Company’s performance against its objectives and individualized objective and subjective criteria, with a target award amount equal to a percentage of the Named Executive Officer’s base salary. The award criteria include specific objectives, relating to the achievement of clinical, regulatory, commercial, business and/or financial milestones.

Our approved 2018 corporate goals consisted of:

•	generate $103 million in revenues (excluding Noctiva revenue) and $11 million in Noctiva revenue;

•	achieve operating expenses (R&D + SG&A) of $134 million;

•	achieve liquidity (total cash + marketable securities) of $75 million;

•	advance the sodium oxybate clinical program, focusing on patient enrollment numbers, completion of certain pharma-kinetic studies and the scale up and manufacture of registration stability batches; and

•	file new drug application for UMD#4, or develop two new internal projects through the feasibility stage with out-licensing or clinical studies planned in 2019.

The Compensation Committee determined that the Company’s corporate performance score was 45.8% for 2018 based solely on the Compensation Committee’s assessment of the Company’s level of achievement against the approved 2018 corporate performance goals set forth above.

Chief Executive Officer. The Compensation Committee did not award an annual cash incentive with respect to 2018 for Mr. Michael S. Anderson in his capacity as Chief Executive Officer. This was determined by the Committee in December 2018 based on an assessment of the factors listed above and other factors including:

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•	the Company’s achievement with respect to pre-established Company financial and strategic objectives, which included: (i) achievement of a revenue target (including Noctiva revenue target), (ii) progress on the FT-218 clinical program; and (iii) share performance of the Company.

Other Named Executive Officers. The process for determining the annual cash incentive for our other Named Executive Officers is generally similar to what is described above with respect to our Chief Executive Officer. For 2018, the Compensation Committee took into account the Company’s performance with respect to the financial and strategic performance goals discussed above. The Compensation Committee assessed the individual performance of the other Named Executive Officers and also considered the recommendations of Mr. Michael S. Anderson as Former Chief Executive Officer and Mr. Gregory J. Divis as Interim Chief Executive Officer. The other Named Executive Officers reported directly to Mr. Anderson as Former Chief Executive Officer and so, the Compensation Committee believes, Mr. Anderson was in a position to provide a meaningful assessment of their capabilities and contributions to the Company.

The Compensation Committee determined 2018 annual cash incentives for the other Named Executive Officers in the following amounts: Gregory J. Divis – $46,750; Sandra L. Hatten – $55,342; Michael F. Kanan – $67,954; and Phillandas T. Thompson – $64,410.

Equity Compensation

The Compensation Committee believes that equity compensation awards help to align the interests of our executive officers with those of shareholders because the value of the equity awards to the recipient increases only with the appreciation of the price of our ordinary shares. Furthermore, the Compensation Committee believes granting equity awards that vest over time encourages executives to remain with the Company. The authority to grant equity awards to our executive officers lies with the Compensation Committee and Board. The Compensation Committee takes into consideration the peer group data provided by Radford and the recommendations of our Chief Executive Officer (other than for himself). Generally, the Compensation Committee has granted stock options to our executive officers upon commencement of their employment with the Company. These initial stock options vest over a four-year period and are in connection with the executive officer’s employment agreement. At least annually, typically in December, the Compensation Committee considers annual equity awards for our executive officers. These awards consist of both stock options and restricted shares.

In determining the number of stock options and restricted shares to grant to a particular Named Executive Officer, the Compensation Committee takes into account numerous factors, including: the executive’s role and level of responsibility within the Company, the Company’s performance with respect to the financial and strategic goals and objectives for that year, and comparative peer group data as presented by Radford. The Compensation Committee has not adopted any formal policies or guidelines for determining the allocation of stock options versus restricted shares. However, in general, the Compensation Committee will recommend a mix of equity awards more weighted towards stock options than restricted shares principally because the Compensation Committee recognizes that restricted shares provide immediate value to recipients upon vesting and therefore involve less risk than stock options. In 2018, the Compensation Committee did not award any restricted shares to Named Executive Officers.

In March 2018, the Compensation Committee awarded Gregory J. Divis stock options to purchase 50,000 ordinary shares at an exercise price of $7.06 in connection with Mr. Divis’ promotion from Chief Commercial Officer to Executive Vice President and Chief Operating Officer. The foregoing stock options will vest in equal amounts over a four-year period following the award date.

Compensation Risk Assessment

The Company regularly reviews compensation plans and practices to ensure they are appropriately structured and aligned with business objectives, and not designed to encourage executives to take unwarranted risks. Specifically, the overall design of the compensation philosophy and plans mitigate risks because: (1) the financial performance objectives of the short and long-term incentive plans are reviewed and approved annually by the Board; (2) the plans consist of multiple performance objectives, thus lessening the focus on any one in particular; and (3) short and long-term incentive payouts are capped for all participants.

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General Employee Benefits

Avadel offers competitive health, dental and life insurance and vacation pay, generally for all employees. The senior executives are eligible to participate in all of the above programs. In addition, the senior executives are eligible to receive matching 401(k) plan contributions on the same basis as other employees.

Severance and Change-in-Control Benefits

Pursuant to employment agreements, each of our Named Executive Officers has a provision in his or her employment agreement with the Company that entitles such Named Executive Officer to certain specified benefits in the event of termination of their employment under specified circumstances, including termination following a change in control of the Company. These benefits are described in the “Employment Agreement” section below, and certain estimates of these severance and change-in-control benefits are provided in “Estimated Payments Upon Termination or Change in Control” below.

Retirement Benefits

The Company believes that offering competitive retirement benefits is important to attract and retain top executives. The Company’s U.S.-based executives participate in a traditional defined contribution 401(k) plan. For our Company’s 401(k) plan, the Company generally contributed approximately $11,000 to each eligible executive’s 401(k) account during 2017, which was the maximum contribution match allowable under the Company’s 401(k) Plan, provided the participant contributed the maximum in order to receive the maximum match and contributed based off of $275,000 of wages, the maximum allowable under the IRS limits.

For executives not based in the U.S., the Company has taken steps in recent years to align certain features of its pension or retirement plans, recognizing that benefit formulas are driven by local market competition and trends. Additional details regarding retirement benefits are provided in the tables below entitled “Summary Compensation Table.”

Tax Considerations

Section 162(m) of the Internal Revenue Code generally limits to $1 million the U.S. federal tax deductibility of compensation paid in one year to any employee. Performance-based compensation is not subject to the limits on deductibility of Section 162(m), provided that such compensation meets certain requirements, including shareholder approval of material terms of compensation.

The Compensation Committee attempts to provide the Named Executive Officers with incentive compensation programs that will preserve the tax deductibility of compensation paid by the Company, to the extent reasonably practicable and to the extent consistent with the Company’s other compensation objectives. The Compensation Committee believes, however, that shareholder interests are best served by not restricting the Compensation Committee’s discretion and flexibility in structuring compensation programs, even though such programs may result in certain non-deductible compensation expenses.

Our compensation arrangements for executive officers, including our Named Executive Officers, do not provide tax gross-ups for any type of payments, including payments for severance or in connection with a change of control.

Securities Trading Policy

The Company has a policy that prohibits executive officers and directors from trading in the Company’s securities while aware of material non-public information, or engaging in hedging transactions or short sales and trading in “puts” and “calls” involving the Company’s securities. This policy is described in our Standards of Business Conduct, which may be viewed on our website at www.Avadel.com in the “Investors” section. In addition, executive officers and directors are prohibited from pledging the Company’s securities.

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2018 Compensation of Named Executives Officers

Summary Compensation Table

The following table sets forth the compensation paid or accrued during the fiscal years ended December 31, 2018, 2017 and 2016 to our Named Executive Officers:

				Equity-based Incentive Plan Compensation
Name and Principal Position	Year	Base Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total Compensation ($)

Michael S. Anderson	2018	599,404	-	-	-	-	21,323	620,727
Chief Executive	2017	581,946	-	223,750	757,500	279,334	18,891	1,861,421
Officer	2016	565,500	-	991,500	1,180,000	330,525	18,447	3,085,972

Gregory J. Divis Executive	2018	417,178	-	-	198,500	46,750	23,000	685,428
Vice President, Chief	2017	375,000	-	201,375	505,000	158,438	22,800	1,262,613
Operating Officer	2016	-	-	-	885,000	-	-	885,000

Sandra L. Hatten	2018	314,445	-	-	-	55,342	11,000	380,787
Senior Vice President of	2017	305,286	-	111,875	303,000	103,187	10,800	834,148
Quality and Regulatory	2016	297,840	-	375,800	472,000	116,157	10,600	1,272,397
Affairs

Michael F. Kanan	2018	386,100	-	-	-	67,954	23,000	477,054
Senior Vice President and	2017	357,500	-	161,100	404,000	120,835	22,800	1,066,235
Chief Financial Officer	2016	325,000	-	187,200	590,000	126,750	22,600	1,251,550

Phillandas T. Thompson	2018	365,968	-	-	-	64,410	20,000	450,378
Senior Vice President,	2017	326,757	-	161,100	404,000	110,444	19,800	1,022,101
General Counsel &	2016	297,052	-	459,000	590,000	115,850	19,600	1,481,502
Corporate Secretary

(1)	Represents salaries before any employee contributions under our 401(k) Plan.

(2)	Stock awards represent equity compensation for meeting Company and personal performance targets or for having signed an employment contract with the Company. Represents the grant date fair value computed by us for financial reporting purposes, computed in accordance with FASB ASC Topic 718. For a full description of the assumptions we use in computing these amounts, see Note 18 to our consolidated financial statements for the year ended December 31, 2018 which are included in our annual report on Form 10-K filed with the SEC on March 15, 2019.

(3)	Option awards represent equity compensation for meeting Company and personal performance targets or for having signed an employment contract with the Company. Represents the grant date fair value computed by us for financial reporting purposes, computed in accordance with FASB ASC Topic 718. For a full description of the assumptions we use in computing these amounts, see Note 18 to our consolidated financial statements for the year ended December 31, 2018 which are included in our annual report on Form 10-K filed with the SEC on March 15, 2019. The actual value a Named Executive Officer may receive depends on market prices and there can be no assurance that the amounts reflected in the Option Awards column will actually be realized. No gain to a named executive officer is possible without an appreciation in stock value after the date of grant.

(4)	Non-equity incentive plan compensation represents cash bonuses for meeting Company and personal performance targets.

(5)	See the All Other Compensation Table below.

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All Other Compensation Table

The table below reflects the types and dollar amounts of perquisites, additional compensation and other personal benefits provided to the named executive officers during fiscal year 2018. For purposes of computing the dollar amounts of the items listed below, we used the actual out-of-pocket costs to us of providing the perquisite or other personal benefit to the named executive officer.

Name	Year	401K Match ($)	Car Allowance ($)	Total All Other Compensation ($)

Michael S. Anderson	2018	11,000	10,323	21,323
	2017	10,800	8,091	18,891
	2016	10,600	7,847	18,447

Gregory J. Divis	2018	11,000	12,000	23,000
	2017	10,800	12,000	22,800
	2016	-	-	-

Sandra L. Hatten	2018	11,000	-	11,000
	2017	10,800	-	10,800
	2016	10,600	-	10,600

Michael F. Kanan	2018	11,000	12,000	23,000
	2017	10,800	12,000	22,800
	2016	10,600	12,000	22,600

Phillandas T. Thompson	2018	11,000	9,000	20,000
	2017	10,800	9,000	19,800
	2016	10,600	9,000	19,600

Grants of Plan-Based Awards 2018

The following table presents information regarding grants of plan-based awards to the named executive officers during the year ended December 31, 2018:

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or	Exercise or Base Price of	Grant Date Fair Value of
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)	Option Awards	Award ($)

Michael S. Anderson	-	-	359,642	-	-	-	-	-	-	-
Gregory J. Divis	3/22/2018	-	212,500	-	-	-	-	50,000	$7.06	198,500
Sandra L. Hatten	-	-	125,778	-	-	-	-	-	-	-
Michael F. Kanan	-	-	154,440	-	-	-	-	-	-	-
Phillandas T. Thompson	-	-	146,387	-	-	-	-	-	-	-

(1)	The Compensation Committee has not established thresholds or maximum levels associated with non-equity and equity incentive plan awards.

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The following table sets forth specified information concerning stock options stock awards for each of the named executive officers outstanding as of December 31, 2018:

Outstanding Equity Awards at Fiscal Year-End 2018

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)
	3/12/2012	275,000	-	6.93	3/12/2022	-	-
Michael S. Anderson	2/1/2013	80,500	-	4.07	2/1/2023	-	-
	12/11/2014	200,000	-	16.30	12/11/2024	-	-
	12/10/2015	150,000	-	14.35	12/10/2025	-	-
	12/14/2016	100,000	-	10.40	12/14/2026	-	-
	12/12/2017	37,500	-	8.95	12/12/2027		-
	12/14/2016	75,000	75,000	10.40	12/14/2026	-	-
Gregory J. Divis	12/12/2017	25,000	75,000	8.95	12/12/2027	-	-
	12/12/2017	-	-	-	-	22,500	58,050
	3/22/2018	-	50,000	7.06	3/22/2028	-	-
	6/25/2015	75,000	25,000	21.67	6/25/2025	-	-
Sandra L. Hatten-	12/10/2015	37,500	12,500	14.35	12/10/2025	-	-
	12/14/2016	40,000	40,000	10.4	12/14/2026	-	-
	12/12/2017	15,000	45,000	8.95	12/12/2027	-	-
	12/12/2017	-	-	-	-	12,500	32,250
	10/28/2015	75,000	25,000	16.21	10/28/2025	-	-
Michael F. Kanan	12/14/2016	50,000	50,000	10.40	12/14/2026	-	-
	12/12/2017	20,000	60,000	8.95	12/12/2027	-	-
	12/12/2017	-	-	-	-	18,000	46,440
	12/12/2013	100,000	-	7.36	12/12/2023	-	-
Phillandas T. Thompson	12/11/2014	95,000	-	16.30	12/11/2024	-	-
	12/10/2015	75,000	25,000	14.35	12/10/2025	-	-
	12/14/2016	50,000	50,000	10.40	12/14/2026	-	-
	12/12/2017	20,000	60,000	8.95	12/12/2027	-	-
	12/12/2017	-	-	-	-	18,000	46,440

(1)	Options become exercisable as to 25% of the ADSs on each of the first four anniversaries after the applicable grant date.

(2)	Stock awards become vested as to 2/3 of the grant on the second anniversary of the grant date and the remaining 1/3 of the grant on the third anniversary of the grant fate, with vesting of these restricted shares subject to the employee remaining in continuous service until the applicable anniversary of the date of grant.

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 The following table sets forth specified information concerning stock options exercised and stock awards vested for each of the named executive officers during fiscal year 2018:

Options Exercised and Stock Vested During Fiscal Year 2018

		Option Awards		Stock Awards
Name	Grant Date	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Michael S. Anderson	12/11/2014	-	-	50,000	131,500
	8/10/2016	-	-	50,000	255,000
	12/14/2016	-	-	30,000	81,000
Gregory J. Divis	-	-	-	-	-
Sandra Hatten	8/10/2016	-	-	20,000	102,000
	12/14/2016	-	-	10,000	27,000
Michael F. Kanan	12/14/2016	-	-	18,000	48,600
Phillandas T. Thompson	12/11/2014	-	-	10,000	26,300
	8/10/2016	-	-	20,000	102,000
	12/14/2016	-	-	18,000	48,600

Employment Agreements

We have or had written employment agreements with each of our Named Executive Officers. Each employment agreement provides that the individual’s employment will continue until either we or the Named Executive Officer provides written notice of termination in accordance with the terms of the agreement. In addition, each of these agreements prohibit the Named Executive Officer from disclosing confidential information and competing with us during the term of their employment with the Company and for a specified time period thereafter. The agreements also contain customary non-solicitation and non-disparagement provisions. Under the terms of their respective employment agreements, each of the Named Executive Officers is entitled to receive an annual base salary, subject to annual review, an annual cash incentive and an annual equity award, each component of which is subject to the discretion of our board.

Payments upon Termination of Employment

Pursuant to their employment agreements, each of our Named Executive Officers is or was entitled to certain severance benefits in the event he or she terminates his or her employment for “Good Reason” or if his or her employment is terminated by the Company for any reason other than for “Cause,” including non-renewal by the Company at the end of the employment term. Upon such a termination, the Named Executive Officer is entitled to receive (1) base salary for a period of 12 months (18 months in the case of Mr. Anderson); (2) all accrued but unpaid bonuses for any completed fiscal year and vacation pay, expense reimbursement and other benefits due under any Company-provided benefit plans, policies and arrangements; and (3) payment of monthly COBRA health insurance premiums for up to 12 months (18 months in the case of Mr. Anderson).

In addition, if such a termination occurs during a Change in Control Period (as defined below), the Named Executive Officer is or was entitled to receive amounts provided in (1) and (3) of the above paragraph plus (i) the highest of (x) their target bonus in effect for the fiscal year in which the applicable change in control occurs, or (y) their target bonus in effect for the fiscal year in which the termination of employment occurs; or (z) their actual bonus for performance during the calendar year prior to the calendar year during which the termination of employment occurs; (ii) the amount provided in (2) of the above paragraph, as applicable; and (iii) the immediate vesting of 100% of their outstanding and unvested stock options and any other equity awards under the Company’s compensation plans. For purposes of these agreements:

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•	“Good Reason” is defined as (i) the failure of the Company to timely pay to the employee any compensation owed under the agreement; (ii) the Company’s diminution in the employee’s authority, duties or responsibilities in any material respect or the Company’s assignment to the employee of duties that are materially inconsistent with the duties stated in the agreement; (iii) the relocation of the place of the employee’s employment more than sixty (60) miles outside the greater St. Louis metropolitan area; (iv) a material breach by the Company of the agreement; or (v) the failure of the Company to have the agreement assumed in full by any successor in the case of any merger, consolidation, or sale of all or substantially all of the assets of the Company.

•	“Cause” means: (i) conviction of or plea of nolo contendere to a felony or crime involving moral turpitude; (ii) fraud, theft, or misappropriation of any asset or property of the Company, including, without limitation, any theft or embezzlement or any diversion of any corporate opportunity; (iii) breach of any of the material obligations contained in the agreement; (iv) conduct materially contrary to the material policies of the Company; (v) material failure to meet the goals and objectives established by the Company without cure within a reasonable period of time after written notice thereof; or (vi) conduct that results in a material detriment to the Company, its program, or goals or is inimical to the Company's reputation and interests without cure within a reasonable period of time after written notice thereof.

•	“Change of Control Period” means the period beginning six (6) months prior to, and ending eighteen (18) months following, a Change of Control.

•	“Change of Control” means the occurrence of any of the following events: (i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (‘Person’), acquires ownership of the equity interests of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change or Control; or (ii) A change in the effective control of the Company which occurs on the date that a majority of the members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of such definition, if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change of Control; or (iii) A change in the ownership of a substantial portion of the Company's assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

The benefits provided are designed to protect earned benefits in the case that one or more of such Named Executive Officers is terminated without cause or as a result of a change in control of the Company, in order to encourage such Named Executive Officers to act in the best interests of the shareholders at all times during the course of a change in control transaction or other significant event involving our Company.

The following tables set forth information regarding potential payments that each Named Executive Officer would have received if the Named Executive Officer’s employment had terminated as of December 31, 2018 under the circumstances set forth below. In the case of Mr. Anderson, the Termination Payments table sets forth information regarding payments made in connection with Mr. Anderson’s termination as of December 30, 2018.

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Termination Payments(1)

Name	Cash Payment ($)	Value of Benefits ($)
Michael S. Anderson	965,602	20,436
Gregory J. Divis	471,750	19,875
Sandra L. Hatten	369,787	12,332
Michael F. Kanan	454,054	19,724
Phillandas T. Thompson	430,378	6,500

Termination Payments in Connection with a Change in Control of the Company(2)

Name	Cash Payment ($)	Value of Benefits ($)	Acceleration of Equity Awards ($)(3)
Gregory J. Divis	637,500	19,875	58,050
Sandra L. Hatten	440,223	12,332	32,250
Michael F. Kanan	540,540	19,724	46,440
Phillandas T. Thompson	512,355	6,500	46,440

(1)	Based on the compensation arrangements with the Named Executive Officers in effect for 2019, the amounts payable in respect of an applicable termination during 2018 would be as follows:; Gregory J. Divis - $433,500 cash payment and $19,444 value of benefits; Sandra L. Hatten - $323,092 cash payment and $13,412 value of benefits; Michael F. Kanan - $396,718 cash payment and $19,444 value of benefits; and Phillandas T. Thompson - $383,400 cash payment and $6,400 value of benefits.

(2)	Based on the compensation arrangements with the Named Executive Officers in effect for 2019, the amounts payable in respect of an applicable termination during a Change in Control Period during 2019 would be as follows: Gregory J. Divis - $650,250 cash payment, $19,444 value of benefits, and $24,525 in acceleration of equity awards; Sandra L. Hatten - $452,329 cash payment, $13,412 value of benefits, and $13,625 in acceleration of equity awards; Michael F. Kanan - $555,405 cash payment, $19,444 value of benefits, and $19,620 in acceleration of equity awards; and Phillandas T. Thompson - $536,760 cash payment, $6,400 value of benefits, and $19,620 in acceleration of equity awards.

(3)	Unvested restricted stock awards with employment conditions beyond the anticipated termination date are included as part of the acceleration value based on the market value of the underlying shares. There are no option awards for which the exercise price is lower than the market value of the underlying shares to include in the acceleration value.

Employment Agreement Termination and Release Agreement of Michael S. Anderson

On December 30, 2018, the Company, Avadel Management Corporation, and Michael S. Anderson entered into an Employment Agreement Termination and Release Agreement (the “Termination and Release Agreement”), relating to the termination of Mr. Anderson’s employment as Chief Executive Officer of the Company under the employment agreement between Mr. Anderson and Avadel Management Corporation dated as of August 15, 2017 (the “Anderson Employment Agreement”). In connection with the execution and delivery of the Termination and Release Agreement, Michael S. Anderson resigned as Chief Executive Officer and as a member of the Board of Directors of the Company. Mr. Anderson’s decision to resign as a member of the Board of Directors of the Company was not the result of any disagreement relating to the Company's operations, policies or practices.

Pursuant to the Termination and Release Agreement, (i) Mr. Anderson was entitled to receive (a) a cash payment of $899,106.00, payable in 18 consecutive, equal monthly installments, commencing on the first payroll date following the termination date; (b) a one-time, lump sum cash payment of $48,495.50 to be paid on the first monthly payroll date occurring after the one-month anniversary of the effective date for Mr. Anderson’s assistance with transition services; and (c) a one-time, lump sum cash payment of $18,000 to be paid on the first monthly payroll date after the one-month anniversary of the effective date for an automobile allowance, (ii) the Company waived the post-termination limitation on the exercise period under any of Mr. Anderson’s vested options under equity incentive plans relating to the Company’s equity securities; (iii) all awards and options with respect to the Company’s equity securities under any such incentive plans that had not vested as of the termination date are no longer subject to further vesting and were cancelled effective as of the Termination Date; (iv) Mr. Anderson and/or his spouse is permitted to continue participation in the Company’s health plan under COBRA and the Company will pay the COBRA premiums on behalf of Mr. Anderson and/or his spouse until the earliest of: (a) the expiration of 18 months following the termination date; (b) when Mr. Anderson and/or his spouse, as applicable, becomes covered under another employer’s health plan or no longer eligible for COBRA continuation coverage; and (v) Mr. Anderson released the Company and its affiliates from certain claims.

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Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board that it be included in this Proxy Statement.

THE COMPENSATION COMMITTEE
Linda S. Palczuk, Chairwoman
Eric Ende
Geoffrey M. Glass
Kevin Kotler

The “Compensation Committee Report” above shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Risk Assessment

As part of its oversight of our executive compensation program, the Compensation Committee considers the impact of our executive compensation program, and the incentives created by the compensation awards that it administers, on our risk profile. In addition, we review all our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk-taking, to determine whether they present a significant risk to us. The Compensation Committee concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and that the balance of compensation elements discourages excessive risk-taking. The Compensation Committee, therefore, determined that the risks arising from our compensation policies and practices for employees are not reasonably likely to have a material adverse effect on us. The Compensation Committee will continue to consider compensation risk implications while deliberating the design of our executive compensation programs. In its discussions, the Compensation Committee considered the attributes of our programs, including:

•	Appropriate pay philosophy in light of our business model;

•	Balance with respect to the mix of cash and equity compensation, and measures of performance against both annual and multi-year standards;

•	Short and long-term incentives linked to stock price performance;

•	Performance goals are set at levels that are sufficiently high to encourage strong performance and support the resulting compensation expense, but within reasonably attainable parameters to discourage pursuit of excessively risky business strategies;

•	Long-term incentives generally have multi-year vesting to ensure a long-term focus and appropriate balance against short-term goals;

•	Independent Compensation Committee oversight, with Compensation Committee discretion to reduce incentives based on subjective evaluation of individual performance; and

•	Anti hedging/pledging policies.

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EQUITY COMPENSATION PLAN INFORMATION

The table below presents information as of December 31, 2018, with respect to our ordinary shares issuable under our equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	5,688,000	(1)	12.12	(2)	2,166,550	(3)
Equity compensation plans not approved by security holders	0		0		0
Total	5,688,000	(1)	12.12	(2)	2,166,550	(3)

(1)	Includes 491,000 ordinary shares that have previously been granted as free share awards but are pending issuance upon vesting date; the beneficiary is not required to pay any exercise price upon issuance of such 491,000 shares. The remaining 5,197,000 ordinary shares are issuable pursuant to the exercise of outstanding options and warrants upon payment of the weighted-average exercise price shown in column (b) of this table.

(2)	The weighted-average exercise price shown in column (b) applies to 5,197,000 ordinary shares issuable pursuant to the exercise of outstanding options and warrants included in the total number shown in column (a) of this table. As to the 491,000 shares attributable to free share awards included in the total number shown in column (a) of this table, the beneficiary is not required to pay any exercise price upon issuance of such shares.

(3)	Represents the aggregate number of shares issuable pursuant to stock options, free share awards or non-employee director warrants that have not been granted under the authorizations approved by shareholders at our 2017 annual general meeting of shareholders.

2017 Omnibus Incentive Compensation Plan

The following description of the 2017 Omnibus Incentive Compensation Plan (the “2017 Omnibus Plan”) is a summary, does not purport to be a complete description of the 2017 Omnibus Plan and is qualified in its entirety by the full text of the 2017 Omnibus Plan, the complete text of which was set forth as Annex A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 1, 2017.

General

The 2017 Omnibus Plan covers the grant of awards to Avadel’s employees (including officers), non-employee consultants and non-employee directors and those of Avadel’s affiliates, except that incentive stock options may only be granted to employees (including officers) of the Company and its subsidiaries. Under the terms of the 2017 Omnibus Plan, an aggregate of 4,000,000 ordinary shares, par value $0.01 per share, will be authorized for delivery in settlement of awards (including incentive stock options).

We expect that the Compensation Committee of the Board of Directors (the “Committee”) will administer the 2017 Omnibus Plan. The Committee may delegate any or all of its administrative authority to our Chief Executive Officer or to a Management Committee except with respect to awards to executive officers who are subject to Section 16 of the Exchange Act or are covered employees subject to the deduction limits under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the full Board of Directors must serve as the Committee with respect to any awards to our non-employee directors, and non-employee directors may not be granted awards that taken together with any cash fees paid to such non-employee director during any calendar year exceeds $675,000 (calculating the value of the award for financial accounting purposes) (up to twice that limit for a non-executive chair of the Board of Directors or, in extraordinary circumstances, for other non-employee directors).

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The ordinary shares delivered to settle awards made under the 2017 Omnibus Plan may be authorized and unissued shares or treasury shares. If any shares subject to any award granted under the 2017 Omnibus Plan (other than a substitute award) is forfeited or otherwise terminated without delivery of such shares, the shares subject to such awards will again be available for issuance under the 2017 Omnibus Plan. However, any shares that are withheld or applied as payment for shares issued upon exercise of an award or for the withholding or payment of taxes due upon exercise of the award will continue to be treated as having been delivered under the 2017 Omnibus Plan and will not again be available for grant under the 2017 Omnibus Plan. Also, upon settlement of a stock appreciation right, the number of shares underlying the portion of the stock appreciation right that is exercised shall be treated as having been delivered under the 2017 Omnibus Plan and will not again be available for grant under the 2017 Omnibus Plan.

If a dividend or other distribution (whether in cash, ordinary shares or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving us or repurchase or exchange of our shares or other securities, or other rights to purchase shares of our securities or other similar transaction or event affects our ordinary shares such that the Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the 2017 Omnibus Plan, the Committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to awards (whether or not then outstanding) and the related exercise price relating to an award.

The maximum number of ordinary shares that are subject to awards granted to any individual in a single calendar year may not exceed 1,500,000 shares (twice that limit for awards that are granted to an eligible person in the calendar year in which the eligible person first commences employment or service) (based on the highest level of performance resulting in the maximum payout). In addition, the maximum value of all awards to be settled in cash or property other than our ordinary shares that may be granted to any individual in a single calendar year may not exceed $5,000,000 million (twice that limit for awards that are granted to an eligible person in the calendar year in which the eligible person first commences employment or service) (based on the highest level of performance resulting in the maximum payout). These limitations apply to the calendar year in which the awards are granted and not the year in which such awards settle. Such annual limitations apply to dividend equivalents only if such dividend equivalents are granted separately from and not as a feature of another award.

Types of Awards

The 2017 Omnibus Plan permits the granting of any or all of the following types of awards to all grantees:

•	stock options, including incentive stock options, or ISOs;

•	stock appreciation rights, or SARs;

•	restricted stock;

•	deferred stock and restricted stock units;

•	performance units and performance shares;

•	dividend equivalents;

•	bonus shares;

•	other stock-based awards; and

•	cash incentive awards.

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Generally, awards under the 2017 Omnibus Plan are granted for no consideration other than prior and future services, provided that the nominal value of any newly issued shares the subject of such grant is fully paid. Awards granted under the 2017 Omnibus Plan may, in the discretion of the Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the 2017 Omnibus Plan or other plan of ours; provided, however, that if an SAR is granted in tandem with an ISO, the SAR and ISO must have the same grant date and term and the exercise price of the SAR may not be less than the exercise price of the ISO. The material terms of each award will be set forth in a written award agreement between the grantee and us.

Vesting conditions for any award (other than awards excluded from the minimum vesting requirement as set forth herein) that relate exclusively to the passage of time and continued employment or other service shall not be less than 36 months, with no more than thirty-three and one-third percent (33-1/3%) of the award vesting every 12 months from the date of the award, with no such award or any portion thereof eligible to vest earlier than 12 months from the date of grant of the Award. If the vesting condition for any award relates to the attainment of specified performance goals, such award shall vest over a performance period of not less than one (1) year. Notwithstanding the foregoing, awards that result in the issuance of an aggregate of up to 5% of the ordinary shares available under the 2017 Omnibus Plan may be granted without regard to such minimum vesting requirements.

Stock Options and SARs

The Committee is authorized to grant SARs and stock options (including ISOs except that an ISO may only be granted to an employee of ours or one of our subsidiary corporations). A stock option allows a grantee to purchase a specified number of our ordinary shares at a predetermined price per share (the “exercise price”) during a fixed period measured from the date of grant. An SAR entitles the grantee to receive the excess of the fair market value of a specified number of shares on the date of exercise over a predetermined exercise price per share. The exercise price of an option or an SAR will be determined by the Committee and set forth in the award agreement but the exercise price may not be less than the fair market value of an ordinary share on the grant date (110 percent of the fair market value in case of certain incentive stock options). The term of each option or SAR is determined by the Committee and set forth in the award agreement, except that the term may not exceed 10 years (5 years in case of certain incentive stock options). Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer), or, with the approval of the Committee, by delivering ordinary shares previously owned by the grantee, by delivery of ordinary shares acquired upon the exercise of such option or by delivering restricted shares. The Committee may also permit a grantee to pay the exercise price of an option through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price to us.

Restricted Shares

The Committee may award restricted shares consisting of ordinary shares which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. A grantee receiving restricted shares will have all of the rights of a shareholder, including the right to vote the shares and the right to receive any dividends (generally subject to reinvestment into additional restricted shares), except as otherwise provided in the award agreement. Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the award agreement.

Restricted Stock Units and Deferred Stock

The Committee may also grant restricted stock unit awards and/or deferred stock awards. A deferred stock award is the grant of a right to receive a specified number of our ordinary shares at the end of specified deferral periods or upon the occurrence of a specified event, which satisfies the requirements of Section 409A of the Internal Revenue Code. A restricted stock unit award is the grant of a right to receive a specified number of our ordinary shares (or the cash value thereof) upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achievement of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will lapse without the issuance of the shares underlying such award (or the cash value thereof).

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Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership. The award agreement will provide whether grantees may receive dividend equivalents with respect to restricted stock units or deferred stock, and if so, whether such dividend equivalents are distributed when credited or deemed to be reinvested in additional shares of restricted stock units or deferred stock.

Performance Units

The Committee may grant performance units, which entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The initial value of a performance unit will be determined by the Committee at the time of grant. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Performance Shares

The Committee may grant performance shares, which entitle a grantee to a certain number of ordinary shares, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Bonus Shares

The Committee may grant fully vested ordinary shares as bonus shares or ordinary shares subject to such terms and conditions as are specified in the award agreement.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents which provide a grantee the right to receive payment equal to the dividends paid on a specified number of our ordinary shares. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the 2017 Omnibus Plan. If deferred such dividend equivalents may be credited with interest or may be deemed to be invested in our ordinary shares or in other property. No dividend equivalents may be granted in conjunction with any grant of stock options or SARs.

Cash Incentive Awards

The Committee may grant cash incentive awards to any eligible person in such amounts and upon such terms, including the achievement of specific performance goals during the applicable performance period, as the Committee may determine. An eligible person may have more than one cash incentive award outstanding at any time. For instance, the Committee may grant an eligible employee one cash incentive award with a calendar year performance period as an annual incentive bonus and a separate cash incentive award with a multi-year performance period as a long-term cash incentive bonus.

The Committee shall establish performance goals applicable to each cash incentive award in its discretion and the amount that will be paid to the grantee pursuant to such cash incentive award if the applicable performance goals for the performance period are met. If an eligible person earns the right to receive a payment with respect to a cash incentive award, such payment will be made in cash in accordance with the terms of the award agreement. If the award agreement does not specify a payment date with respect to a cash incentive award, payment of the cash incentive award will be made no later than the 15th day of the third month following the end of the taxable year of the grantee or our fiscal year during which the performance period ends.

Other Stock-Based Awards

In order to enable us to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the 2017 Omnibus Plan authorizes the Committee to grant awards that are valued in whole or in part by reference to or otherwise based on our securities. The Committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

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Performance-Based Awards

The Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted or becoming exercisable or payable under the 2017 Omnibus Plan, or as a condition to accelerating the timing of such events. The Committee has the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals.

The 2017 Omnibus Plan permits the grant of awards that are intended to constitute qualified performance-based compensation that is exempt from the $1 million deduction limit under Section 162(m) of the Code. Those types of awards may be based on the following performance criteria: the attainment by an ordinary share of a specified fair market value for a specified period of time or within a specified period of time; earnings per share; earnings per share from continuing operations; total shareholder return; return on assets; return on equity; return on capital; earnings before or after taxes, interest, depreciation, and/or amortization; return on investment; interest expense; cash flow; cash flow from operations; revenues; sales; costs; assets; debt; expenses; inventory turnover; economic value added; cost of capital; operating margin; gross margin; net income before or after taxes; operating earnings either before or after interest expense and either before or after incentives or asset impairments; attainment of cost reduction goals; revenue per customer; customer turnover rate; asset impairments; financing costs; capital expenditures; working capital; strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; customer satisfaction, aggregate product price and other product price measures; safety record; service reliability; debt rating; and achievement of business and operational goals, such as market share, new products, and/or business development. The Committee will certify in writing if the applicable performance conditions are achieved before payment of the award. For awards intended to comply with the performance-based exception under Section 162(m) of the Code, the Committee shall set the performance measures within the time period prescribed by Section 162(m) of the Code and no later than 90 days after the commencement of the period of service to which the awards intended to comply with the performance-based exception relate (but in no event after 25 percent of the period of service has elapsed).

Awards generally may be settled in cash, ordinary shares, other awards or other property, in the discretion of the Committee.

Change of Control

If there is a merger or consolidation of us with or into another corporation or a sale of substantially all of our ordinary shares (a “Corporate Transaction”) that results in a change in control (as defined in the 2017 Omnibus Plan), and the outstanding awards are not assumed by surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), the Committee will cancel any outstanding awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Committee accelerates the vesting of any such awards) and with respect to any vested and nonforfeitable awards, the Committee may either (i) allow all grantees to exercise options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding awards (including options and SARs) in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price with respect to any options or SARs) if the vested awards were settled or distributed or such vested options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. If an exercise price of the option or SAR exceeds the fair market value of our ordinary shares and the option or SAR is not assumed or replaced by the surviving company (or its parent company), such options and SARs will be cancelled without any payment to the grantee. If any other award is not vested immediately prior to the consummation of the Corporate Transaction, such award will be cancelled without any payment to the grantee.

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Amendment to and Termination of the 2017 Omnibus Plan

The 2017 Omnibus Plan may be amended, altered, suspended, discontinued or terminated by our Board of Directors without further shareholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the ordinary shares are then listed or quoted. Thus, shareholder approval will not necessarily be required for amendments which might increase the cost of the 2017 Omnibus Plan. Shareholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although our Board of Directors may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable.

In addition, subject to the terms of the 2017 Omnibus Plan, no amendment or termination of the 2017 Omnibus Plan may materially and adversely affect the right of a grantee under any outstanding award granted under the 2017 Omnibus Plan.

Unless earlier terminated by our Board of Directors, the 2017 Omnibus Plan will terminate when no ordinary shares remain reserved and available for issuance or, if earlier, on the tenth anniversary after the adoption of the 2017 Omnibus Plan by our Board of Directors.

No Repricing

Notwithstanding any other provision of the 2017 Omnibus Plan, no Option or SAR may be amended to reduce the exercise or grant price nor cancelled in exchange for other Options or SARs with a lower exercise or grant price or ordinary shares or cash, without shareholder approval.

Miscellaneous

Each Participant in the 2017 Omnibus Plan may be bound by and subject to non-competition, confidentially and invention ownership agreements. They also remain subject to the trading window policies adopted by the Company from time to time with respect to the exercise of Options, Stock Appreciation Rights or the sale of shares of Company Stock acquired pursuant to the 2017 Omnibus Plan. A grantee shall forfeit any and all rights under an Award upon notice of termination by the Company for “Cause”, as such term is defined in the 2017 Omnibus Plan or an employment agreement, if applicable. Award agreements shall contain such other terms and conditions as the Committee may determine in its sole discretion (to the extent not inconsistent with the 2017 Omnibus Plan).

U.S. Federal Income Tax Consequences

The grant of an option or SAR will create no tax consequences for the participant or us at the time of the grant. A participant will have no taxable income upon exercise of an incentive stock option except that a participant must recognize income equal to the fair market value of the ordinary shares acquired minus the exercise price for alternative minimum tax purposes. Upon exercise of an option (other than an incentive stock option) or a SAR, a participant generally must recognize ordinary income equal to the fair market value of the ordinary shares acquired minus the exercise or grant price. Upon a disposition of shares acquired by exercise of an incentive stock option on or before the earlier of the second anniversary of the grant of such incentive stock option or the first anniversary of the exercise of such option, the participant generally must recognize ordinary income equal to the lesser of  (1) the fair market value of the shares at the date of exercise minus the exercise price or (2) the amount realized upon the disposition of the incentive stock option shares minus the exercise price. Otherwise, a participant’s disposition of shares acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding periods are met) generally will result in only capital gain or loss. Other awards under the 2017 Omnibus Plan, including restricted stock and restricted stock units will generally result in ordinary income to the participant equal to the cash or the fair market value of the ordinary shares or other property (minus the amount, if any, paid by the participant for shares or other property) at the time such cash, ordinary shares or other property is received by the participant or the time that the substantial risk of forfeiture of such ordinary shares or other property lapses.

We are generally entitled to claim a tax deduction with respect to an award granted under the Plan when the participant recognizes ordinary income with respect to the award in an amount equal to the ordinary income that is recognized by the participant. We are not entitled to claim any tax deduction for any amount recognized by a participant as capital gains.

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We are permitted to withhold from any award granted under the 2017 Omnibus Plan any required withholding taxes. Payment of withholding taxes may be made through one or more of the following means: payment in cash (including personal check or wire transfer), or, with the approval of the Committee, by delivering ordinary shares previously owned by the grantee or by delivery of ordinary shares acquired or to be acquired under the award.

Section 83(b) of the Code

A participant may elect under Section 83(b) of the Code to be taxed at the time of grant of restricted stock or other restricted property on the fair market value of the ordinary shares or other property at that time rather than to be taxed when the risk of forfeiture lapses on the value of the property at that time, and we would have a deduction available at the same time and in the same amount as the participant recognizes income. If a participant files an election under Section 83(b) of the Code and the participant subsequently forfeits the restricted shares or other restricted property, he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the ordinary shares or property on which he or she previously paid tax. Except as discussed below, we generally will be entitled to a tax deduction at the time and equal to the amount recognized as ordinary income by the participant in connection with an option, stock appreciation right, or other award, but will be entitled to no tax deduction relating to amounts that represent a capital gain to a participant. Thus, we will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares for the incentive stock option holding periods.

Section 162(m) of the Code

Section 162(m) of the Code limits the amount of compensation we may deduct with respect to our Chief Executive Officer and each of the other three highest paid named executive officers (other than a chief financial officer) to $1 million per year. This deduction limit generally applies to companies that have any class of equity securities that is publicly held. This limitation does not apply, however, to performance-based compensation that satisfies certain requirements, including approval of the material terms of the plan by the Company’s shareholders.

Section 409A of the Code

Some restricted stock units and other awards subject to deferral features may be subject to Section 409A of the Code, which regulates deferred compensation arrangements. In such cases, the timing of the settlement of the award would have to meet certain restrictions in order for the participant not to be subject to accelerated tax and a tax penalty at the time of vesting rather than at the time of settlement. One significant restriction would be a requirement that the timing of the settlement not be controlled by the participant’s exercise of discretion. If the participant is subject to accelerated tax at the time of vesting (instead of the time of settlement), our deduction would also be accelerated. If we grant awards under the 2017 Omnibus Plan that constitute deferred compensation within the meaning of Section 409A of the Code, such awards will generally be structured to comply with the applicable requirements imposed under Section 409A.

2017 Employee Stock Purchase Plan

The principal features of the Avadel Pharmaceuticals plc 2017 Avadel Employee Share Purchase Plan (hereafter, the “2017 ESPP”) are summarized below. The summary is qualified in its entirety by reference to the full text of the 2017 ESPP, a copy of which was set forth as Annex B to the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 1, 2017. Definitions in this summary of the 2017 ESPP are applicable only within this section.

The Company believes that the 2017 ESPP is appropriate and will offer employees an opportunity to purchase ordinary shares or ADSs directly from us at a discounted price which will help further align their interests with those of our shareholders. The 2017 ESPP will broaden employee access to our ordinary shares or ADSs by offering employees the opportunity to purchase such securities through convenient payroll deductions.

Administration

The ESPP will be administered by the Compensation Committee of the Board (the “Committee”), which may delegate its duties and powers in whole or in part as it determines appropriate. The Committee is authorized to interpret the ESPP, to establish, amend and rescind any rules and regulations relating to it and to make any other determinations that it deems necessary or desirable for the administration of the ESPP.

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Eligibility; Election to Participate

Any individual who is an employee of the Company or of a subsidiary of the Company that is selected to participate in the ESPP by the Committee in its sole discretion is eligible to participate in the ESPP, unless such employee is specifically excluded from participation by the Committee (either individually or by reference to a group or category of employees). Without limiting the generality of the foregoing, the Committee may exclude from participation:

•	employees whose customary employment is 20 hours or less per week within the meaning of section 423(b)(4)(B) of the Code;

•	employees whose customary employment is for not more than 5 months in any calendar year within the meaning of section 423(b)(4)(C) of the Code;

•	employees who have been employed less than two (2) years within the meaning of Section 423(b)(4)(A) of the Code; and

•	employees who are highly compensated employees within the meaning of section 414(q) of the Code.

The Committee will set forth procedures pursuant to which eligible employees may elect to participate in a given offering period under the ESPP (which may be on different terms for different eligible employees or subgroups thereof). An “offering period” is a period of time established by the Committee from time to time not to exceed 27 months.

As of April 25, 2019, approximately 90 employees would be eligible to participate in the ESPP.

Shares Subject to the ESPP

The total number of Company ordinary shares, nominal value $0.01 per share, or ADSs representing such ordinary shares (collectively, “Shares”) which may be issued under the ESPP is 1,000,000. The Shares may consist, in whole or in part, of unissued Shares or previously issued Shares. The Committee shall determine whether any participation under the ESPP shall be with respect to ordinary shares or ADSs.

Grant of Option on Enrollment; Purchase Price

With respect to an offering period, each eligible employee who elects to participate in the ESPP (a “participant”) will be granted an option to subscribe for or purchase, as of the last date of the offering period (the “purchase date”), a number of Shares equal to the lesser of:

•	the maximum number of Shares that a participant may purchase on any given purchase date (as determined by the Committee, which, in the absence of any contrary determination, shall be 3,000 Shares); or

•	the number determined by dividing the amount accumulated in an account to which payroll deductions of a participant, or other payments made by a participant to the extent provided by the Committee, are credited (the “payroll deduction account”) during an offering period by the purchase price per Share (the “purchase price”).

The purchase price at which a Share will be issued or sold for a given offering period will be established by the Committee (and may differ among participants, as determined by the Committee in its sole discretion) but will in no event be less than 85% of the lesser of:

•	the fair market value of a Share on the offering date; or

•	the fair market value of a Share on the purchase date.

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Notwithstanding the foregoing, no eligible employee may be granted an option to purchase Shares under the ESPP if, immediately after the grant of the option, such employee (and/or any other person whose Shares would be attributed to the employee) would immediately thereafter be deemed to own Shares possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or any parent or subsidiary corporation within the meaning of section 423(b)(3) of the Code. For this purpose, the rules of section 424(d) of the Code will apply in determining Share ownership of an individual, and Shares which the employee may purchase under outstanding options will be treated as Shares owned by the employee. All eligible employees granted options under the ESPP shall have the same rights and privileges as required by Section 423(b)(5) of the Code.

In addition, no eligible employee may be granted an option to purchase Shares under the ESPP which permits the employee to purchase Shares under the ESPP and all similar plans of the Company or any parent or subsidiary at a rate which exceeds $25,000 of the fair market value of Shares (determined at the grant date of the option) for any calendar year in which the option is outstanding.

Payment of Purchase Price; Changes in Payroll Deductions; Issuance of Shares

Payroll deductions (to the extent permitted by applicable local law) will be made on each day that a participant is paid during an offering period. The deductions will be made at the participant’s election as a percentage of the participant’s compensation in 1% increments, from 1% up to such maximum percentage of the participant’s compensation (or maximum dollar amount) as is permitted by the Committee from time to time with respect to that offering period. The maximum percentage or dollar amount may differ among certain participants. In the absence of any contrary determination by the Committee, the maximum percentage of the participant’s compensation that may be contributed to the payroll deduction account for an offering period shall be fifteen percent (15%). For a given offering period, payroll deductions will commence on the offering date and will end on the related purchase date, unless sooner altered or terminated as provided in the ESPP. A participant’s “compensation” will be defined from time to time by the Committee in its sole discretion with respect to any option or offering period and may be defined differently for different participants for purposes of the ESPP. Except as otherwise defined by the Committee, “compensation” will (1) include a participant’s base salary or wages, in each case prior to reductions for pre-tax contributions made to a plan or salary reduction contributions to a plan excludable from income under sections 125 or 402(g) of the Code, and (2) exclude commissions, overtime, shift pay, severance pay, bonuses, retirement income, change in control payments, contingent payments, income derived from share options, share appreciation rights and other equity-based compensation and other forms of special remuneration.

Unless otherwise determined by the Committee, a participant may not change the rate of payroll deductions once an offering period has commenced. The Committee will specify procedures by which a participant may increase or decrease the rate of payroll deductions for subsequent offering periods.

All payroll deductions made with respect to a participant will be credited to the participant’s payroll deduction account and will be deposited with the general funds of the Company. To the extent permitted by applicable local law, no interest will accrue on the amounts credited to that payroll deduction account. All payroll deductions received or held by the Company may be used by it for any corporate purpose, and the Company will not be obligated to segregate these payroll deductions, to the extent permitted by applicable local law. Except to the extent provided by the Committee, a participant may not make any separate cash payments into the participant’s payroll deduction account, and payment for Shares purchased under the ESPP may not be made in any form other than by payroll deduction.

On each purchase date, the Company will apply all funds then in the participant’s payroll deduction account to purchase Shares pursuant to the option granted on the offering date for that offering period. In the event that the number of Shares to be purchased by all participants in any offering period exceeds the number of Shares then available for issuance under the ESPP, the Company will make a pro rata allocation of the remaining Shares in as uniform a manner as practicable and as the Committee, in its sole discretion, determines to be equitable, and all funds not used to purchase Shares on the purchase date will be returned, without interest (to the extent permitted by applicable local law), to the participants.

As soon as practicable following the end of each offering period, the number of Shares purchased by each participant will be deposited into an account established in the participant’s name. Unless otherwise permitted by the Committee in its sole discretion, dividends (if any) that may be declared on the Shares held in that account will be reinvested in whole or fractional Shares.

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Withdrawal; Termination of Employment

Each participant may withdraw from participation in respect of an offering period under terms and conditions established by the Committee in its sole discretion. Upon a participant’s withdrawal from participation in respect of any offering period, all accumulated payroll deductions in the participant’s payroll deduction account will be returned, without interest (to the extent permitted by applicable local law), to that participant, and that participant will not be entitled to purchase any Shares on the purchase date or thereafter with respect to the offering period in effect at the time of withdrawal. The participant will be permitted to participate in subsequent offering periods pursuant to terms and conditions established by the Committee in its sole discretion. A participant will be deemed to have withdrawn from the ESPP as of the date of any hardship withdrawal from any cash or deferred arrangement within the meaning of Section 401(k) of the Code.

A participant will cease to participate in the ESPP upon the participant’s termination of employment from the Company or any participating subsidiary for any reason. All payroll deductions credited to the former participant’s payroll deduction account as of the date of termination will be:

•	in the event termination is due to a transfer to a non-participating subsidiary of the Company, applied to the purchase of Shares on the next purchase date; or

•	in the event termination is due to any other reason, returned, without interest (to the extent permitted by applicable local law), to the former participant or to the former participant’s designated beneficiary, as the case may be, and the former participant or beneficiary will have no future rights in any unexercised options under the ESPP, unless the participant again becomes an eligible employee.

The Committee will determine the extent to which any leave of absence will impact the participant’s participation in the ESPP.

Adjustments Upon Certain Events

Generally. In the event of any change in the outstanding Shares by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, amalgamation, spin-off or combination transaction or repurchase or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person will make such substitution or adjustment, if any, as it deems to be equitable, as to:

•	the number or kind of shares or other securities or property issued or reserved for issuance pursuant to the ESPP;

•	the number or kind of shares or other securities subject to outstanding options;

•	the purchase price; and/or

•	any other affected terms of these options.

Change in Control. In the event of a change in control (as defined in the ESPP), the Committee in its sole discretion and without liability to any person may terminate the then current offering period and take other actions, if any, as it deems necessary or desirable with respect to any option as of the date of the consummation of the change in control. For purposes of the ESPP, a “change of control” would be deemed to occur upon any of the same events that constitute a “change of control” under the Company’s 2017 Omnibus Incentive Compensation Plan.

Restrictions on Transfer

Options granted under the ESPP will not be transferable or assignable by the participant other than by will or by the laws of descent and distribution.

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Amendment or Termination

The ESPP will continue until the earliest to occur of the following:

•	termination of the ESPP by the Board;

•	issuance of all of the Shares reserved for issuance under the ESPP; or

•	June 27, 2027.

The Board may amend, alter or discontinue the ESPP, but no amendment, alteration or discontinuation will be made which:

•	without the approval of the shareholders of the Company, would increase the total number of Shares reserved for the purposes of the ESPP; or

•	without the consent of a participant, would materially adversely affect the rights of a participant under any option granted to the participant under the ESPP.

The Committee may amend the ESPP, however, in such manner and terminate any offering period (in whole or in part) as it deems necessary to permit the granting of options to meet the requirements of the Code or other applicable laws.

New Plan Benefits

All awards to eligible employees under the ESPP are made at the discretion of the Committee and its delegates. Therefore, the benefits and amounts that will be received or allocated under the plan are not determinable at this time. Please refer to the description of grants made to named executive officers in the last fiscal year described in the “Grants of Plan-Based Awards for Fiscal 2016” table.

Tax Withholding

The Company has the right to withhold from a participant such withholding taxes as may be required by federal, state, local or other law, or to otherwise require the participant to pay such withholding taxes. Unless the Committee specifies otherwise, a participant may elect to pay a portion or all of such withholding taxes by:

•	delivery of Shares, provided that such Shares have been held by the participant for no less than 6 months (or such other period as established from time to time by the Committee if required to avoid adverse accounting under any generally accepted accounting principles); or

•	having Shares equal to the minimum statutory withholding rate withheld by the Company from any Shares that otherwise would have been received by the participant (or such other amount as is permitted without adverse accounting).

Choice of Law

The ESPP shall be governed by the laws of the State of Delaware.

Federal Income Tax Information

The following summary briefly describes U.S. federal income tax consequences of rights under the ESPP. The summary, however, is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the ESPP should consult their own professional tax advisors concerning tax aspects of rights under the ESPP.

Generally

For eligible employees of U.S. subsidiaries, the ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Code. All payroll deductions elected by a participant under the Plan are made on an after-tax basis. No taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the option granted under the ESPP. Taxable income will not be recognized until there is a sale or other disposition of the Shares acquired under the ESPP or in the event the participant should die while still owning the purchased Shares.

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If the participant sells or otherwise disposes of the purchased Shares within two years after the first day of the relevant purchase period or one year after the purchase date, the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the Shares on the purchase date exceeded the purchase price of those Shares. If the participant sells or otherwise disposes of the purchased Shares more than two years after the first day of the relevant purchase period and more than one year after the purchase date, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the Shares on the sale or disposition date exceeded the purchase price paid for those Shares or (ii) 15% of the fair market value of the Shares on the first day of the purchase period. Any additional gain upon the disposition will be taxed as a long-term capital gain.

If the participant owns Shares acquired under Plan at the time of death, the lesser of (i) the amount by which the fair market value of the Shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the Shares on the first day of the purchase period will constitute ordinary income in the year of death.

If the purchased Shares are sold or otherwise disposed of within two years after the first day of the relevant purchase period or one year after the purchase date, the Company will be entitled to a tax deduction in the year of such sale or disposition equal to the amount of ordinary income recognized by the participant as a result of such sale or disposition. In all other cases, no deduction will be allowed.

Code Section 409A

Section 409A of the Code generally provides rules that must be followed with respect to covered deferred compensation arrangements in order to avoid the imposition of an additional 20% tax (plus interest) upon the service provider who is entitled to receive the deferred compensation. Purchase rights that may be granted under the ESPP should not constitute “deferred compensation” within the meaning of and subject to section 409A. While the Committee intends to administer and operate the ESPP in a manner that will avoid the imposition of additional taxation under section 409A upon a participant, the Company cannot provide any assurance that additional taxation under section 409A will be avoided in all cases. In the event the Company is required to delay delivery of Shares or any other payment under the ESPP in order to avoid the imposition of an additional tax under section 409A, the Company will deliver such Shares (or make such payment) on the first day that would not result in the participant incurring any tax liability under section 409A.

PAY RATIO DISCLOSURE

Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, the Company is required to provide the ratio of the annual total compensation of Mr. Anderson, who served as the Company’s Chief Executive Officer from March 2012 to December 2018, to the annual total compensation of the median employee of the Company (the “Pay Ratio Disclosure”).

For fiscal year 2018, the median annual total compensation of all employees of the Company and its consolidated subsidiaries (other than the Chief Executive Officer) was $105,223. Mr. Anderson’s annual total compensation for fiscal year 2018 for purposes of the Pay Ratio Disclosure was $620,727. Based on this information, for fiscal year 2018, the ratio of the compensation of the Chief Executive Officer to the median annual total compensation of all other employees was estimated to be 6 to 1.

To identify, and to determine the annual total compensation of, the median employee, we used the following methodology:

•	We collected the payroll data of all employees globally, whether employed on a full-time, part-time, temporary or seasonal basis as of December 31, 2018.

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•	We annualized the compensation of all permanent full-time and part-time employees who were hired by the Company and its consolidated subsidiaries between January 1, 2018 and December 31, 2018. We applied an exchange rate as of December 31, 2018, to convert all international currencies into U.S. dollars.

•	We then identified our median employee from our employee population based on this compensation measure.

The median employee’s annual total compensation represents the amount of such employee’s compensation for fiscal year 2018 that would have been reported in the Summary Compensation Table in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K if the employee was a Named Executive Officer, and the annual total compensation of the Chief Executive Officer represents the amount reported in the “Total” column of our 2018 Summary Compensation Table on page 36 of this Proxy Statement.

Using this methodology, we determined that the median employee was a non-exempt, full-time employee located in France with an annual total compensation of $105,223 for fiscal year 2018, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, which includes base pay, overtime pay and the Company’s contribution to that employee’s retirement plan.

The Pay Ratio Disclosure presented above is a reasonable estimate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the Pay Ratio Disclosure may not be comparable to the pay ratio reported by other companies.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Person Transactions

The Audit Committee reviews all related party transactions and similar matters to the extent required by listing standards. The Nominating and Corporate Governance Committee further assists to ensure that all such related party transactions are thoroughly reviewed on a regular basis so that such transactions are and remain at arms’ length terms, thus promoting long term shareholder value.

For purposes of related person transactions as managed by our Audit and Nominating and Corporate Governance Committees, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (or any of our subsidiaries) were, are or will be a participant, and the amount involved exceeds $120,000 and in which any related person had, has or will have a direct or indirect interest. For purposes of determining whether a transaction is a related person transaction, the Committees rely upon Item 404 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

A “related person” is defined as:

•	Any person who is, or at any time since the beginning of our last fiscal year was, one of our directors or executive officers or a nominee to become one of our directors;

•	Any person who is known to be the beneficial owner of more than five percent of any class of our voting securities;

•	Any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the director, executive officer, nominee or more than five percent beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than five percent beneficial owner; and

•	Any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a ten percent or greater beneficial ownership interest.

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Related Party Transactions

Since January 1, 2018, there have been no transactions that would require disclosure by the Company under Item 404 of SEC Regulation S-K except as follows.

In connection with our acquisition of Éclat Pharmaceuticals in March 2012, we are required to pay contingent consideration to the seller, Breaking Stick Holdings LLC, in the amount of 20% of gross profit generated by certain Éclat products. Michael S. Anderson, our Former Chief Executive Officer, has a 20% beneficial interest in Breaking Stick Holdings LLC, but does not have the ability to control this entity by virtue of his minority interest. During 2018, we made payments to Breaking Stick Holdings LLC pursuant to this requirement in the aggregate amount of approximately $19,486,047.

In connection with debt financing provided to the Company in December 2013 by Broadfin Healthcare Master Fund (“Broadfin”), a significant shareholder of the Company, we also entered into a Royalty Agreement with Broadfin dated as of December 3, 2013 (the “Broadfin Royalty Agreement”). Kevin Kotler, who joined our Board as a director in December 2018, is the founder and portfolio manager of Broadfin. Pursuant to the Broadfin Royalty Agreement, the Company is required to pay Broadfin a royalty of 0.834% on the net sales of certain of our products until December 31, 2024. To secure the Company’s obligations under the debt financing and the Broadfin Royalty Agreement, we entered into a Security Agreement dated December 3, 2013 with Broadfin, whereby we granted Broadfin a security interest in certain tangible and intangible assets related to the royalty-producing products. During 2018, we made payments to Broadfin under the Broadfin Royalty Agreement of approximately $915,845.

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS

Solicitation of Proxies

The cost of the solicitation of proxies on behalf of Avadel Pharmaceuticals plc will be borne by the Company. In addition, the Company’s directors, officers and other employees may, without additional compensation except reimbursement for actual expenses, solicit proxies by mail, in person or by telecommunication. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending Company proxy materials to, and obtaining instructions relating to such materials from, beneficial owners.

Shareholder Proposals for 2020 Meeting

Shareholders who wish to present a proposal to be included in our Proxy Statement for our 2020 annual general meeting of shareholders (the “2020 Meeting”) must submit the proposal to us no later than February 18, 2020, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. The Board, at the recommendation of the Nominating and Corporate Governance Committee, has established the same date (February 18, 2020) for shareholders to submit nominees for directors for inclusion in our Proxy Statement for our 2020 Meeting, and February 18, 2020 as the date for Shareholders to present other business at our Meeting of Shareholders without inclusion in our Proxy Statement for such meeting. All such proposals must be sent in writing to our Corporate Secretary at Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland.

All proposals submitted by holders of ordinary shares are reviewed by the Corporate Governance Committee or the Nominating Committee and by the Board.

An ADS holder does not have a right to present proposals for shareholder approval at the Meeting. To submit proposals at the Meeting, an ADS holder must convert the ADSs into ordinary shares by contacting the Depositary and complying with the rules describe above.

Eligibility to Submit a Proposal: Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, in order to be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1%, of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date you submit the proposal. You must continue to hold those securities through the date of the meeting.

53

Annual Report on Form 10-K

We will provide without charge to each shareholder, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2018. Requests should be directed to Avadel Pharmaceuticals plc, Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland, Attention: Investor Relations. Our Annual Report on Form 10-K also may be accessed through our website at www.Avadel.com. A list of exhibits to the Annual Report on Form 10-K will be included in the copy of the Annual Report on Form 10-K. Any of the exhibits may be obtained at the SEC’s website, www.sec.gov, or by written request to the above address.

Beneficial Owners

Unless we have received contrary instructions, we may send a single copy of our proxy materials to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses.

If you would like to receive your own set of our annual disclosure documents this year or in future years, follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions.

If your shares are registered in your own name, please contact the Company at our registered office at Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland, Attention: Investor Relations, to inform the Company of your request. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

OTHER MATTERS

The Board is not aware of any other matters to be presented for action at the Meeting other than as set forth in this Proxy Statement. However, if other matters properly come before the Meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

Dublin, Ireland

May 16, 2019

54

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 6, 2019. AVADEL PHARMACEUTICALS PLC Meeting Information Meeting Type: Annual Meeting For holders as of: May 30, 2019 Date: August 6, 2019 Time: 10:00 AM (Irish Standard Time) Location: Arthur Cox Ten Earlsfort Terrace Dublin, 2, D02 T380, Ireland You are receiving this communication because you hold American Depositary Shares ("ADS") representing ordinary shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Irish Statutory Financial Statements, including Related Reports 2. Notice & Proxy Statement 3. Annual Report on Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 12, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: 1a. Dr. Eric J. Ende 1b. Geoffrey M. Glass 1c. Kevin Kotler 1d. Linda S. Palczuk 1e. Peter Thornton 2. To ratify, in a non-binding vote, the appointment of Deloitte & Touche LLP as the Company's independent registered public auditor and accounting firm for the fiscal year ending December 31, 2019 and to authorize, in a binding vote, the Audit Committee of the Board to set the independent registered public auditor and accounting firm remuneration. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

Annual General Meeting of the Shareholders of Avadel Pharmaceuticals plc Date: August 6, 2019 See Voting Instruction On Reverse Side. Please make your marks like this: Use pen only Item 1. Election of Directors: For Against Abstain 1a. Dr. Eric J. Ende 1b. Geoffrey M. Glass 1c. Kevin Kotler 1d. Linda S. Palczuk 1e. Peter Thornton Item 2. To ratify, in a non-binding vote, the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor and accounting firm for the fiscal year ending December 31, 2019 and to authorize, in a binding vote, the Audit Committee of the Board to set the independent registered public auditor and accounting firm remuneration. Authorized Signatures - This section must be completed for your instructions to be executed. Please Sign Here Please Date Above Please Sign Here Please Date Above Please separate carefully at the perforation and return just this portion in the envelope provided. Annual General Meeting of the Shareholders of Avadel Pharmaceuticals plc to be held on August 6, 2019 For Holders as of May 30, 2019 MAIL • Mark, sign and date your Voting Instruction Form. • Detach your Voting Instruction Form. • Return your Voting Instruction Form in the postage-paid envelope provided. All votes must be received by 12:00 noon New York time on July 30, 2019. PROXY TABULATOR FOR AVADEL PHARMACEUTICALS PLC P.O. BOX 8016 CARY, NC 27512-9903 EVENT # CLIENT # Copyright © 2019 Mediant Communications Inc. All Rights Reserved

 Avadel Pharmaceuticals plc Instructions to The Bank of New York Mellon, as Depositary (Must be received prior to 12:00 noon New York time on July 30, 2019) The undersigned registered owner of American Depositary Shares hereby requests and instructs The Bank of New York Mellon, as Depositary, to endeavor, insofar as practicable, to vote or cause to be voted the amount of shares or other Deposited Securities represented by such American Depositary Shares of Avadel Pharmaceuticals plc registered in the name of the undersigned on the books of the Depositary as of the close of business May 30, 2019, at the Annual General Meeting of Shareholders of Avadel Pharmaceuticals plc, to be held on August 6, 2019 in respect of the resolutions specified on the reverse. NOTE: 1. Instructions as to voting on the specific resolutions should be indicated by an x in the appropriate box. 2. If no instructions are received by the Depositary from any Owner with respect to any of the Deposited Securities represented by the American Depositary Shares held by such Owner on or before the date established by the Depositary for such purpose, the Depositary shall deem such Owner to have instructed the Depositary to give, and the Depositary shall give a discretionary proxy to a person designated by the Company to vote such Deposited Securities, except in case where the Issuer notifies the Depositary that (i) the Issuer does not wish such proxy given, (ii) substantial opposition exists or (iii) the matter to be voted on materially and adversely affects the rights of holders of the Company’s shares. (Continued and to be marked, dated and signed, on the other side) PROXY TABULATOR FOR Avadel Pharmaceuticals plc P.O. Box 8016 CARY, NC 27512-9903

AVADEL PHARMACEUTICALS PLC (AA111AAZZ) MR SAM SAMPLE DESIGNATION (IF ANY) MR JOINT HOLDER 1 ADD1 ADD2 ADD3 ADD4 (AA111AAZZ) 000001 SGANPC5 *000001010101000* *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 6, 2019. Meeting Information Meeting Type: Annual Meeting For holders as of: May 30, 2019 Meeting Date: August 6, 2019 Meeting Time: 10:00 AM (Irish Standard Time) Location: Arthur Cox Ten Earlsfort Terrace Dublin 2, D02 T380, Ireland You are receiving this communication because you are a registered holder of ordinary shares of Avadel Pharmaceuticals plc. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.eproxyappointment.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.See the reverse side of this notice to obtain proxy materials and voting instructions. Shareholder Reference Number: C1234567890 Control Number: XXXXXX PIN#:1234

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice of Annual General Meeting & Proxy Statement 2. Annual Report on Form 10-K 3. Irish Statutory Financial Statements, including Related Reports How to View Online: Have the information that is printed in the box (located on the previous page) and visit: www.eproxyappointment.com How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.eproxyappointment.com 2) BY TELEPHONE: Ireland: +353 1 216 3100 France: +33 (0)472-783-434 United States: +1 (636) 449-1830 3) BY E-MAIL*: usservices@computershare.ie *If requesting materials by e-mail, please send an e-mail with the information that is printed in the box on the previous page along with the company name Avadel Pharmaceuticals plc in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 30, 2019 to facilitate timely delivery. How to Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.eproxyappointment.com. Have the information that is printed in the box marked on the previous page and follow the instructions. Vote By Mail or E-Mail: You can vote by mail or e-mail by requesting a paper copy of the materials, which will include a proxy card and instructions for submission.

Voting Items The Board of Directors recommends a vote FOR the nominees listed under item 1: 1. Election of Directors Nominees: 1a. Dr. Eric J. Ende 1b. Geoffrey M. Glass 1c. Kevin Kotler 1d. Linda S. Palczuk 1e. Peter Thornton The Board of Directors recommends a vote FOR the following proposal: 2. To ratify, in a non-binding vote, the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor and accounting fi rm for the fi scal year ending December 31, 2019 and to authorize, in a binding vote, the Audit Committee of the Board to set the independent registered public auditor and accounting fi rm remuneration. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

AVADEL Pharmaceuticals *000001010101000* MR SAM SAMPLE DESIGNATION (IF ANY) MR JOINT HOLDER 1 ADD1 ADD2 ADD3 ADD4 (AA111AAZZ) 000001 SGANPC5 AVADEL PHARMACEUTICALS PLC BLOCK 10-1, BLANCHARDSTOWN CORPORATE PARK BALLYCOOLIN DUBLIN 15, IRELAND TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: VOTE BY INTERNET - www.eproxyappointment.com Use the internet to transmit your voting instructions up until 10:00 AM (Irish Standard Time) on August 2, 2019. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Corporate Secretary, c/o Avadel Pharmaceuticals plc, Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland. In order to assure that your proxy card is tabulated in time to be voted at the Annual General Meeting, you must return your proxy card at the above address by 10:00 AM (Irish Standard Time) on August 2, 2019. VOTE BY E-MAIL Mark, sign and date your proxy card and send a digital copy to general.meeting@avadel.com. Please include your shareholder reference number, control number and PIN#. Your electronic transmission of your proxy card must be received by 10:00 AM (Irish Standard Time) on August 2, 2019. All instruments of proxy and proxy cards must be received by 10:00 AM (Irish Standard Time) on August 2, 2019. KEEP THIS PORTION FOR YOU RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. AVADEL PHARMACEUTICALS PLC The Board of Directors recommends you vote FOR the following director nominees:1. Election of Directors For Against Abstain 1a. Dr. Eric J. Ende 1b. Geoffrey M. Glass 1c. Kevin Kotler 1d. Linda S. Palczuk 1e. Peter Thornton The Board of Directors recommends you vote FOR proposal 2. For Against Abstain 2. To ratify, in a non-binding vote, the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor and accounting firm for the fiscal year ending December 31, 2019 and to authorize, in a binding vote, the Audit Committee of the Board to set the independent registered public auditor and accounting firm remuneration. Any shareholder entitled to attend, speak and vote at the Annual General Meeting of Shareholders may appoint one or more proxies, who need not be a shareholder(s) of the Company. A proxy is required to vote in accordance with any instructions given to him or her. Completion of a form of proxy will not preclude a member from attending, speaking and voting at the meeting in person. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fi duciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature Date Signature (Joint Owners) Date

AVADEL PHARMACEUTICALS PLC Annual General Meeting of Shareholders August 6, 2019 - 10:00 AM (Irish Standard Time) This proxy is solicited by the Board of Directors. The signatory, revoking any proxy heretofore given in connection with the Meeting (as defi ned below), hereby appoints Mr Geoffrey M. Glass and Mr Phillandas T. Thompson (the “Proxy Designees”), as proxy, each with the power to act individually and with the power to appoint his substitute, and hereby authorizes each of them to attend, speak and to vote at the Meeting, as designated on the reverse side of this card, all ordinary shares of Avadel Pharmaceuticals plc that the signatory is entitled to vote at the Annual General Meeting of Shareholders to be held at 10:00 AM Irish Standard Time, on August 6, 2019, at the offi ces of Arthur Cox, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, and any adjournment or postponement thereof (the “Meeting”). If you wish to appoint as proxy any other person or persons, please contact the Corporate Secretary by writing to Avadel Pharmaceuticals plc, Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland or by e-mail at general.meeting@avadel.com. In the event of other agenda items or proposals during the Meeting on which voting is permissible under Irish law, you instruct the Proxy Designees, in the absence of other specifi c instructions, to vote the shares in accordance with the Board of Directors’ recommendations. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side.